                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant /X/
     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            CAMPBELL SOUP COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            Campbell Soup Company
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    * Set forth the amount on which the filing fee is calculated and state how it was determined.

                          (CAMPBELL SOUP COMPANY LOGO)
                                 CAMPBELL PLACE
                         CAMDEN, NEW JERSEY 08103-1799
                                  609-342-4800

                                                                  October 7,1994

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS
                          THURSDAY, NOVEMBER 17, 1994
                            10:30 A.M., EASTERN TIME
                                PAVILION THEATER
                               GARDEN STATE PARK
                                    ROUTE 70
                           CHERRY HILL, NJ 08034-0649
                                  609-488-8400

Fellow Shareowner:

     I'm pleased to extend to you a cordial invitation to attend the 1994 Annual Meeting of Campbell Shareowners, to:

1. Elect directors.

2. Approve the 1994 Long-Term Incentive Plan and conforming amendments to the 1984 Long-Term Incentive Plan.

3. Approve the Management Worldwide Incentive Plan.

4. Ratify the appointment of auditors.

5. Act upon one shareowner proposal.

6. Transact any other business properly brought before the meeting.

     Shareowners of record at the close of business on September 19, 1994, will be entitled to vote at the meeting. PLEASE MARK THE APPROPRIATE BOX ON THE PROXY CARD IF YOU PLAN TO ATTEND THE MEETING; an admission card will then be mailed to you.

     Your vote is important. Whether you plan to attend or not, I urge you to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible will be represented at the meeting. If you attend the meeting and prefer to vote in person, you will have that privilege.

     I look forward to seeing you at the meeting.

                                                      Sincerely yours,

                                                      /s/ DAVID W. JOHNSON
                                                      --------------------
                                                      DAVID W. JOHNSON
  Chairman, President and Chief Executive Officer

     NOTE: New this year will be a Shareowners' Help Desk that will be in place before and after the meeting to answer your questions about share transfers, dividend payments, the Dividend Reinvestment Plan and other questions.

                               TABLE OF CONTENTS

                                   PROXY STATEMENT                                       PAGE
- -------------------------------------------------------------------------------------    ----
- -      Item 1 -- Election of Directors...............................................      1
       Security Ownership of Directors and Executive Officers........................      4
       Corporate Governance Standards................................................      6
       Compensation of Executive Officers
       --  Compensation and Organization Committee Report on Executive
           Compensation..............................................................      7
       --  Compensation Committee Interlocks and Insider Participation...............     10
       --  Summary Compensation Table................................................     11
       --  Option Grants in Fiscal 1994..............................................     12
       --  Aggregated Option Exercises in Fiscal 1994 and Fiscal Year-End Option
           Values....................................................................     12
       --  Return to Shareowners Performance Graph...................................     13
       --  Pension Plans.............................................................     14
       --  Termination Arrangements..................................................     14
       Board Committees and Meeting Attendance.......................................     16
       Director Compensation.........................................................     18
       Security Ownership of Certain Beneficial Owners...............................     18
       Compliance with Section 16 of the Exchange Act................................     20
- -      Item 2 -- Approval of 1994 Long-Term Incentive Plan and Conforming Amendments
       to 1984 Long-Term Incentive Plan..............................................     20
- -      Item 3 -- Approval of Management Worldwide Incentive Plan.....................     23
- -      Item 4 -- Ratification of Appointment of Auditors.............................     24
- -      Item 5 -- Shareowner Proposal.................................................     24
       Submission of Shareowner Proposals............................................     25
       Other Matters.................................................................     25
       Proxies and Voting at the Meeting.............................................     25
       Information About Attending the Meeting.......................................     26
       Appendix A -- 1994 Long-Term Incentive Plan...................................     A1
       Appendix B -- Management Worldwide Incentive Plan.............................     B1

- ------------------

- - Denotes items to be voted on at the meeting.

                                     ITEM 1

                             ELECTION OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

     The Board of Directors of the Company, pursuant to the By-Laws, has determined that the number of Directors of the Company shall be fifteen. The directors are to be elected to hold office until the next Annual Meeting of the Shareowners and until their successors are elected and shall have qualified. Directors are elected by a plurality of the votes cast. Except as otherwise specified in the proxy, proxies will be voted for election of the nominees named below.

     If a nominee becomes unable or unwilling to serve, proxies will be voted for election of such person as shall be designated by the Board of Directors; however, the management knows of no reason why any nominee should be unable or unwilling to serve.

     The following table sets forth certain information concerning the nominees at September 19, 1994:

                                        (1) PRINCIPAL OCCUPATION
                                              OR EMPLOYMENT
                                                (2) OTHER                               DIRECTOR
            NAME                          BUSINESS AFFILIATIONS                 AGE      SINCE
- ----------------------------------------------------------------------------    ---     --------
Alva A. App                  (1) Retired Senior Scientific Adviser to the       62        1986
                             United Nations Development Programme
                             (1987-1994). Previously a member of The
                             Rockefeller Foundation Field Staff (1987 to
                             1989).
Robert A. Beck               (1) Chairman Emeritus of The Prudential            68        1976
                             Insurance Company of America (1987). Previously
                             Chairman of the Board and Chief Executive
                             Officer of The Prudential Insurance Company of
                             America (1978 to 1987).
                             (2) Director of Texaco, Inc., The Boeing
                             Company, The Prudential Insurance Company of
                             America, and Xerox Corporation.
Edmund M. Carpenter          (1) Chairman and Chief Executive Officer of        52        1990
                             General Signal Corporation (1988).
                             (2) Director of Dana Corporation, General
                             Signal Corporation, and Texaco, Inc.
Bennett Dorrance             (1) Private investor and Chairman and Managing     48        1989
                             Director of DMB Associates in Phoenix, Arizona
                             for more than five years. Vice Chairman of
                             Campbell Soup Company (independent director)
                             since November 18, 1993.
John T. Dorrance, III        (1) Private investor. Former owner and operator    50        1984
                             of Ipy Cattle Ranch in Devils Tower, Wyoming
                             (1984-1993). Previously Chairman of the Board
                             of Vlasic Foods, Inc., a Campbell Soup Company
                             subsidiary (1988 to 1991).

                                        (1) PRINCIPAL OCCUPATION
                                              OR EMPLOYMENT
                                                (2) OTHER                               DIRECTOR
            NAME                          BUSINESS AFFILIATIONS                 AGE      SINCE
- ----------------------------------------------------------------------------    ---     --------
Thomas W. Field, Jr.         (1) Management Consultant, Field & Associates.     60        1987
                             Chairman, ABCO Markets, Inc. (1992). Previously
                             Chairman (1988-1989), President (1984-1989) and
                             Chief Executive Officer (1986-1989) of McKesson
                             Corporation.
                             (2) Director of ABCO Markets, Inc., Bromar,
                             Inc., Maxicare, Inc. and Stater Brothers
                             Market, Inc.
David W. Johnson             (1) Chairman (1993), President (1990) and Chief    62        1990
                             Executive Officer (1990) of Campbell Soup
                             Company. Previously Chairman (1987-1990),
                             President (1987-1989) and Chief Executive
                             Officer (1987-1990) of Gerber Products Company;
                             President and Chief Executive Officer of
                             Entenmann's, Inc. (1982-1987).
                             (2) Director of Colgate-Palmolive Company
Philip E. Lippincott         (1) Retired Chairman (1983-1994) and Chief         58        1984
                             Executive Officer (1982-1994) of Scott Paper
                             Company.
                             (2) Director of Exxon Corporation. Trustee of
                             The Penn Mutual Life Insurance Company.
Mary Alice Malone            (1) Private investor and President of Iron         44        1990
                             Spring Farm, Inc. (horse breeding and
                             performance center), Chester County, Pa., for
                             more than five years.
Charles H. Mott              (1) President and Chief Executive Officer of       62        1990
                             John W. Bristol & Co., Inc., an investment
                             management firm, for more than five years.
Ralph A. Pfeiffer, Jr.       (1) Director of various corporations.              67        1987
                             Previously Senior Vice President of
                             International Business Machines Corporation and
                             Chairman and Chief Executive Officer of
                             International Business Machines World Trade
                             Corporation (1974 to 1986).
                             (2) Director of Arthur D. Little, Inc.,
                             International Business Machines World Trade
                             Corporation, New York Life Mainstay Funds,
                             NIKE, Inc., Osiris, Inc., and The Royal Bank of
                             Canada.
Donald M. Stewart            (1) President and Chief Executive Officer          56        1992
                             (1987)
                             of The College Board. Previously President
                             (1976-1986) of Spelman College.
                             (2) Director of Principal Financial Group and
                             The New York Times Company.

                                        (1) PRINCIPAL OCCUPATION
                                              OR EMPLOYMENT
                                                (2) OTHER                               DIRECTOR
            NAME                          BUSINESS AFFILIATIONS                 AGE      SINCE
- ----------------------------------------------------------------------------    ---     --------
George Strawbridge, Jr.      (1) Private investor, Adjunct Professor of         56        1988
                             Widener University, and President of Augustin
                             Stables for more than five years.
                             (2) Director of Buffalo Sabres of the National
                             Hockey League, Delaware Trust Company, Fairhill
                             Training Center, Meridian Bancorp Inc., and
                             Philadelphia Ventures Inc.; and President of
                             GAR Inc. and Margaret Dorrance Strawbridge
                             Foundation of PA I, Inc.
Robert J. Vlasic             (1) Chairman Emeritus of Campbell Soup Company     68        1978
                             (1993). Previously Chairman of Campbell Soup
                             Company (1988 to 1993) and Chairman of Vlasic
                             Foods, Inc. (1964 to 1988).
                             (2) Director of O/E Automation, Inc. and
                             Reynolds Metals Company.
Charlotte C. Weber           (1) Private investor. Trustee of The               51        1990
                             Metropolitan Museum of Art, New York, NY and of
                             Wake Forest University, Winston-Salem, NC; and
                             Owner, Live Oak Stud, a thoroughbred breeding
                             and training operation for more than five
                             years.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information regarding beneficial ownership as of September 19, 1994, of the Company's Capital Stock of each Director, the Company's five most highly compensated executive officers and the Directors and Executive Officers as a group:

- -------------------------------------------------------------------------------------------
                                                AGGREGATE NUMBER        PERCENT OF
                                                   OF SHARES            OUTSTANDING
                   NAME                      BENEFICIALLY OWNED (A)       SHARES
- -------------------------------------------------------------------------------------------
 Alva A. App                                             3,292(b)          *
- -------------------------------------------------------------------------------------------
 Robert A. Beck                                          4,926             *
- -------------------------------------------------------------------------------------------
 Edmund M. Carpenter                                     2,334             *
- -------------------------------------------------------------------------------------------
 Bennett Dorrance                                   26,383,236(c)          10.6%
- -------------------------------------------------------------------------------------------
 John T. Dorrance, III                              26,145,600(d)          10.5%
- -------------------------------------------------------------------------------------------
 Thomas W. Field, Jr.                                   16,240             *
- -------------------------------------------------------------------------------------------
 David W. Johnson                                      703,240(e)          *
- -------------------------------------------------------------------------------------------
 Philip E. Lippincott                                    2,800             *
- -------------------------------------------------------------------------------------------
 Mary Alice Malone                                  27,057,614(f)          10.9%
- -------------------------------------------------------------------------------------------
 Charles H. Mott                                    31,566,684(g)          12.7%
- -------------------------------------------------------------------------------------------
 Ralph A. Pfeiffer, Jr.                                 13,200             *
- -------------------------------------------------------------------------------------------
 Donald M. Stewart                                       1,482             *
- -------------------------------------------------------------------------------------------
 George Strawbridge, Jr.                             4,088,072(h)           1.6%
- -------------------------------------------------------------------------------------------
 Robert J. Vlasic                                    2,573,004(i)           1.0%
- -------------------------------------------------------------------------------------------
 Charlotte C. Weber                                 11,083,082(j)           4.5%
- -------------------------------------------------------------------------------------------
 John M. Coleman                                        83,889(k)          *
- -------------------------------------------------------------------------------------------
 Richard A. Shea                                       133,489(k)          *
- -------------------------------------------------------------------------------------------
 Robert Subin                                           57,366(k)          *
- -------------------------------------------------------------------------------------------
 Frank E. Weise, III                                    19,896(k)          *
- -------------------------------------------------------------------------------------------
 All directors including shares held in
 the Voting Trust referred to on page 19
 and executive officers as a group (20
 persons)                                          130,502,622             52.5%
- -------------------------------------------------------------------------------------------

- ------------------
*  Less than 1% of the Company's outstanding shares of Capital Stock.

(a) The shares shown include 842,603 shares of Capital Stock with respect to which Executive Officers have a right, as of November 19, 1994, to acquire beneficial ownership because of vested stock options.

(b) Share ownership shown does not include 223 shares held by Dr. App's wife, as to which he disclaims beneficial ownership.

(c) Mr. Bennett Dorrance is a grandson of Dr. John T. Dorrance, the brother of John T. Dorrance, III and Mary Alice Malone, and a cousin of George Strawbridge and Charlotte C. Weber. Share ownership shown does not include 153,472 shares held by the Estate of his father, John T. Dorrance, Jr., of which he is an Executor, and as to which shares he disclaims beneficial ownership. Does not include

     245,594 shares held as guardian for one of his children nor 245,616 shares held as trustee for one of his children, as to which shares he disclaims beneficial ownership. Reference is also made to "Principal Shareowners". Does not include 137,400 shares held by the Dorrance Family Foundation.

(d) Mr. John Dorrance is a grandson of Dr. John T. Dorrance. Share ownership shown does not include 153,472 shares held by the Estate of his father, John T. Dorrance, Jr., of which he is an Executor, and as to which shares he disclaims beneficial ownership. Does not include 12,262 shares held by the YPI Foundation, of which he is a trustee, and as to which shares he disclaims beneficial ownership. Does not include 591,188 shares he holds as guardian for one of his children and as a trustee for a trust for the benefit of one of his children, as to which shares he disclaims beneficial ownership. Reference is also made to "Principal Shareowners". In addition, he beneficially owns 300,000 shares of Arnotts Limited, a Campbell subsidiary in which the Company owns 61%. Mr. Dorrance does not participate in decisions regarding the Company's investment in Arnotts.

(e) Share ownership shown does not include 4,000 shares held by Mr. Johnson's spouse, as to which he disclaims beneficial ownership.

(f) Ms. Mary Alice Malone is a granddaughter of Dr. John T. Dorrance. Share ownership shown does not include 153,472 shares held by the Estate of her father, John T. Dorrance, Jr., of which she is an Executrix and as to which shares she disclaims beneficial ownership. Does not include 14,554 shares held by her cousin as trustee of a trust for her children, as to which shares she disclaims beneficial ownership. Reference is also made to "Principal Shareowners".

(g) Share ownership shown for Mr. Mott includes 31,559,000 shares held by the Voting Trust over which he, as a Trustee, has shared voting power. Reference is also made to "Principal Shareowners". In September 1990 the Trustees of the Voting Trust requested the Company's Governance Committee to nominate Mr. Mott as a candidate for election as a director.

(h) Mr. Strawbridge is a grandson of Dr. John T. Dorrance and a cousin of Charlotte Weber. Share ownership shown does not include 7,436,728 shares held by various trusts, of which Mr. Strawbridge is a trustee, for the benefit of his sister and her children, as to which shares he disclaims beneficial ownership.

(i) Share ownership shown includes 89,270 shares owned by the Vlasic Foundation, of which Mr. Vlasic is President, 201,624 shares owned by a revocable trust created by Mr. Vlasic, of which he is the primary beneficiary and the trustee, 189,354 shares owned by a revocable trust created by his wife, of which he is a co-trustee, 50,324 shares owned by a charitable remainder trust, of which he is trustee, and 2,020,044 shares owned by Vlasic & Company, a partnership of which Mr. Vlasic is a former partner. The partners of Vlasic & Company include various irrevocable trusts of which his children are primary beneficiaries; various irrevocable trusts of which his grandchildren are primary beneficiaries; and various revocable trusts in which his children are settlors, primary beneficiaries and trustees.

(j) Mrs. Weber is a granddaughter of Dr. John T. Dorrance. Share ownership shown includes 11,026,096 shares held by two trusts of which she is a co-trustee and 55,786 shares held by a foundation of which she is also a co-trustee, as to all of which she has shared voting and dispositive power. Does not include 443,526 shares held by her husband, two of her children, and guardians for two of her children, as to which she disclaims beneficial ownership.

(k) In addition to the shares listed in the table, the following executive officers have stock units credited to deferred compensation accounts: Mr. Coleman, 9,756 units, Mr. Shea, 19,911 units, Mr. Subin, 27,639 units and Mr. Weise, 39,439 units. The stock units reflect the election of the individuals to defer into Campbell stock unit accounts previously earned incentive compensation and pending awards of restricted performance stock. The individuals are fully at risk as to the price of Campbell stock in their deferred stock unit accounts. Additional stock units are credited to the accounts to reflect accrual of dividends. The stock units do not carry any voting rights.

                         CORPORATE GOVERNANCE STANDARDS

      1. The Board will operate in accordance with its Guidelines for Director Conduct which became effective in 1991. The first Guideline states that every director owes a duty of loyalty to the enterprise and is expected always to act in the best interests of the Company's shareowners as a whole.

      2. The Board will evaluate the performance of the CEO at least annually in meetings of independent directors that are not attended by the CEO. For this purpose, "independent" means no present or former employment by the Company and no significant financial or personal tie to the Company other than share ownership and entitlement to director fees.

      3. When the CEO also holds the position of Chairperson of the Board, the Board will elect a non-executive Vice Chair (or a non-executive director who is the Lead Director). The Vice Chair or Lead Director will preside at meetings to evaluate the performance of the CEO.

      4. Every year the Board will review and approve a three-year strategic plan and one-year operating plan for the Company.

      5. All directors will stand for election every year.

      6. The Board believes that as a general rule, former Campbell executives should not serve on the Board. (At present, all directors are independent except for Campbell's CEO.)

      7. The Audit, Compensation/Organization and Governance (Nominating) Committees will consist entirely of independent directors.

      8. Committee members will be appointed by the Board.

      9. The Governance Committee will annually assess Board and Committee effectiveness.

     10. Whenever feasible, directors will receive materials well in advance of meetings for items to be acted upon.

     11. Interlocking directorships will not be allowed, except with respect to joint ventures. (An interlocking directorship would occur if a Campbell officer served on the Board of Company X and an officer of Company X served on the Campbell Board, or if a major supplier or customer served on Campbell's Board.)

     12. Directors are required to own at least 1,000 Campbell shares within one year of election.

     13. Directors must retire by age 70.

     14. Succession planning and management development will be reported annually by the CEO to the Board.

     15. All officers and other senior executives (approximately 70 persons) will own outright (i.e., excluding options and restricted stock) Campbell stock valued at one-half to three times base salary, depending on their positions.

     16. Incentive compensation plans will link pay directly and objectively to measured financial goals set in advance by the Compensation Committee. (See Compensation Committee Report at pages 7 to 10).

     17. Stock options will not be repriced (the exercise price for options will not be lowered even if the current market price of the stock is below the exercise price).

     18. The Company does not have a "poison pill" or other anti-takeover devices because it believes that the way to remain independent is via superior performance in building shareowner wealth.

     19. All shareowners have equal voting rights.

     20. These Corporate Governance Standards have been developed and approved by the Board.

                       COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION AND ORGANIZATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
- -    Key Principles

  Pay Competitively -- For Results:

     -- The Company measures and evaluates its compensation practices using the following two groups of companies:

       -- Compensation Peer Group           33 companies in the food, beverages, and other
                                            consumer packaged goods companies.
       -- Performance Peer Group            20 food companies in fiscal 1994 with businesses
                                            similar to those of Campbell, including two
                                            non-U.S. competitors as well as Campbell.

     -- The compensation offered by the Company is designed to be competitive with other well-managed consumer products companies (Compensation Peer Group) and to reward superior performance with superior levels of compensation. The Compensation Peer Group is used to compare Campbell's compensation package to that of other companies that compete with Campbell for the same executives.

  Independent Design and Goal-Setting:

     -- The Compensation and Organization Committee consists entirely of outside directors as defined for purposes of Section 162(m) of the Internal Revenue Code.

     -- With regard to CEO compensation, the Committee employs an independent compensation consultant who reports directly to the Committee.

     -- The performance goals for incentive compensation plans are determined by the Committee in conjunction with the Board's approval of the Company's strategic and operating plans.

  High Portion at Risk:

     -- Executives' total compensation is significantly at risk, based upon the financial performance of the Company. For the executive officers listed on page 11, the portion at risk in fiscal 1994 ranged from 60% to 75% of total compensation.

     -- Executives' personal net worth depends heavily on appreciation in value of the Company's stock over the long term. Fifty percent of officers' long-term compensation consists of restricted performance stock and the remainder consists of stock options granted at the market price. Also, officers are required to own outright (i.e., excluding options and restricted shares) Campbell stock valued at one to three times base salary, depending on their positions.

     -- The Company has never repriced stock options, and the new 1994 Long-Term
        Incentive Plan (see page A-4) explicitly prohibits repricing options.

     -- The Committee's independent consultant has confirmed that the Company's executive compensation programs are strongly linked to measured financial performance and place a significant portion of compensation at risk.

  Tight Focus on Quantitative Measures:

     -- The annual incentive plan (WIN Plan) is based totally on measured financial performance. Every payout depends on results, not efforts. A minimum cash return on assets (CROA), which varies by business unit, must be achieved before a bonus can be paid. If that threshold is met, the precise amount of the bonus is calculated based upon attainment of performance goals such as earnings and sales growth. If it is not met, no bonuses are paid.

     -- The long-term incentive plan is not limited to stock options. Every participant also receives long-term cash performance units or restricted performance shares. Payout is totally dependent on attainment of financial goals for cash return on assets and corporate net earnings.

     -- The short-term and long-term plans are objective and dependent on achievement of earnings and sales goals.

  Beating Performance of Peers Increases Rewards:

     -- The Company sets its salaries at the median of the Compensation Peer
        Group. The "targets" for total compensation consisting of salary, annual bonus and long-term compensation are also designed to deliver compensation at the median of the Compensation Peer Group.

     -- The programs provide the opportunity for total compensation ranking in the top quartile of the Compensation Peer Group if, but only if, the Company achieves its goal for corporate net earnings AND the Company's performance, as measured by growth in earnings, is in the top quartile of the Performance Peer Group. To reward consistent performance, companies which ranked in the bottom quartile in the base year are not included when calculating the top quartile.

- -    Calculation of Annual Bonus

     The following methodology determined bonus payouts for fiscal 1994:

  I.   ACTIONS BEFORE THE START OF THE FISCAL YEAR

     (1) A target bonus was set for each participating executive. This dollar amount was based upon a percentage of the midpoint of the salary range for the executive's job and was calculated to deliver median compensation in comparison with the Compensation Peer Group.

     (2) The Board of Directors reviewed and approved an Operating Plan which set specific performance goals (which in 1994 were CROA, net sales and earnings) for the Company and its major business units. The goal for the rate of growth in corporate net earnings is set at a number which is expected, at the time of its approval, to deliver superior results in comparison to the Performance Peer Group. For fiscal 1995, the Committee has included an element of balance sheet management which requires the attainment of goals for inventory levels.

     (3) The Board's Compensation and Organization Committee determined what portion of each executive's bonus would depend on Company results (a minimum of 20%) and what portion would depend on the results of a business unit. For the CEO, 100% of bonus depended on total Company results.

  II.  ACTIONS AFTER THE END OF THE FISCAL YEAR

     (1) Financial statements were prepared for the Company and each business unit.

     (2) For each business unit and the Company, CROA was calculated and compared to the Board-determined threshold. No bonus was paid for business units that fell short of their Operating Plan CROA threshold. In 1994, the Company met its CROA threshold.

     (3) Where the CROA threshold was satisfied, the major portion (90%) of the bonus opportunity was determined by comparing earnings performance to the Operating Plan earnings target. If the earnings threshold was not met, no bonus was paid on account of the unit's earnings. By the terms of the incentive plan, extraordinary events such as major restructurings and accounting changes are excluded. In 1994 the Company's net earnings exceeded the plan.

     (4) Next, sales performance, representing a 10% portion of bonus opportunity, was compared to the Operating Plan sales target. If the sales threshold was not met, no bonus was paid on account of sales. Above-target sales performance could result in above-target bonus payment only if 100% of the earnings goal was also met. In fiscal 1994, Company sales growth fell short of the threshold for bonus payment and no payment was made to the CEO or corporate staff officers on this component. For fiscal 1995 the Committee has increased the percentage of bonus dependent on the sales goal to 20% to increase the emphasis on sales growth.

     (5) Finally, Company earnings performance was compared to that of the Performance Peer Group. By the terms of the program, if the Company achieves its goal for corporate net earnings AND the rate of growth in the Company's net earnings place it in the top quartile of the Performance Peer Group, each bonus-eligible executive would receive an additional 30% of his/her bonus target. If the Company ranked first, each such executive's supplemental amount would increase from 30% to 40% of target. For purposes of this "top quartile" calculation, extraordinary events are excluded. Companies which ranked in the bottom quartile in earnings growth in the prior fiscal year are excluded in the calculation because the purpose of this component of bonus opportunity is to motivate consistent peer-beating results and to provide compensation in the top quartile of the Compensation Peer Group if top quartile performance is achieved. In fiscal 1994, so measured, the Company ranked #1 in the Performance Peer Group and this triggered a supplemental payment of 40% of bonus target.

- -    Long-Term Compensation

     Fifty percent of officers' long-term compensation is delivered via restricted performance shares. Grants are made every two years for overlapping three-year performance periods. Any entitlement to delivery of shares at the end of a performance period depends on whether the Company meets the minimum CROA declared in the strategic plan for the performance period. The number of shares actually delivered depends upon cumulative corporate net earnings for the performance period. If the Company satisfies its CROA threshold and delivers cumulative earnings beyond the goal in the strategic plan, additional shares are awarded at time of earnout.

     The other 50% of value delivered to officers under the Long-Term Incentive Plan is in the form of stock options, awarded annually.

     Guidelines for restricted performance share and stock option grants to executives are designed to deliver median compensation when compared to the Compensation Peer Group. Most of the stock option grants to officers in fiscal 1994 were made at or below guideline. The stock option grant to the CEO was at guideline.

- -    Policy on Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to the executive officers listed on page 11, unless certain requirements are met. The Committee has carefully considered these new requirements and the proposed regulations. The proposed Campbell Soup Company 1994 Long-Term Incentive Plan (see page 20) and proposed amendments to the Management Worldwide Incentive Plan (see page 23) are designed to meet the new requirements. Minimal changes had to be made because the Company's incentive plans were designed to link pay to Company performance. The Committee's present intention is to comply with the requirements of Section 162(m) unless the Committee feels that required changes would not be in the best interest of the Company or its shareowners.

- -    CEO Compensation

     The Chief Executive Officer's salary, bonus and annual grants of stock options and restricted performance shares follow the policies and calculations set forth above.

     The CEO's salary increase in fiscal 1994 was based on the Compensation Committee's evaluation of his performance and the Company's performance, after review of competitive salary data by the Committee's independent consultant. The Company's performance is measured against goals for sales, corporate net earnings, return on equity and CROA, of which all were achieved except for the sales goal. Company performance is also compared to the Performance Peer Group. Other measurements used to evaluate the CEO are stock price performance, market share data, and development of sound strategic, operating and succession plans.

     No specific weighting was assigned to these factors in determining the base salary increase. The initiatives and programs put in place by Mr. Johnson since he joined the Company in 1990 have resulted in dramatic improvements in the Company's performance. Some of the key indicators of performance are set forth below.

     In fiscal 1994, the Board approved a special challenge incentive to the CEO under which he can earn from $0 to $5 million in addition to his other compensation if specified aggressive sales goals are achieved for certain businesses in fiscal 1996. The purpose of the challenge is to motivate acceleration of the Company's global expansion. If minimum goals are not achieved, no payment will be earned.

                              COMPANY PERFORMANCE

                                                                                 CHANGE FROM
                    FISCAL YEAR                          1990*      1994        1990 TO 1994
- ----------------------------------------------------    -------    -------    -----------------
Net Earnings (millions).............................     $306.0     $630.3     19.8%  per year
Net Margin..........................................       4.9%       9.4%      4.5   points
Earnings Per Share (EPS)............................      $1.18      $2.51     20.8%  per year
Return on Equity....................................      16.2%      34.1%     17.9   points
Cash Return on Assets (CROA)........................      19.0%      25.2%      6.2   points
Market Value (billions).............................       $6.9       $9.2      7.4%  per year
Annual Dividends Declared per Share.................       $.49      $1.09     22.1%  per year

- ------------------
* Excluding restructuring charges of $301.6 million

                    COMPENSATION AND ORGANIZATION COMMITTEE

                               RALPH A. PFEIFFER, JR., CHAIR
                               ROBERT A. BECK
                               JOHN T. DORRANCE, III
                               THOMAS W. FIELD, JR.
                               MARY ALICE MALONE
                               GEORGE STRAWBRIDGE, JR.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are none.

                        TABLE 1 -- SUMMARY COMPENSATION

     The following table sets forth the cash compensation awarded, paid to, or earned by the Company's Chief Executive Officer and the four other most highly paid Executive Officers.

- -------------------------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION                LONG-TERM AWARDS
                                      -------------------------------       ----------------------
                                                                                           NUMBER
                                                                                             OF            ALL
            NAME AND                                                        RESTRICTED     OPTIONS        OTHER
       PRINCIPAL POSITION             YEAR       SALARY         BONUS        STOCK(1)        (#)     COMPENSATION(2)
- ------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------
 DAVID W. JOHNSON                     1994      $865,000       $944,541     $   80,575     66,000        $ 53,042
 Chairman, President and              1993      $806,700       $912,722     $5,585,850     40,000        $ 41,180
 Chief Executive Officer              1992      $757,500       $548,400              0     40,000        $ 43,812
- ------------------------------------------------------------------------------------------------------------------
 FRANK E. WEISE, III                  1994      $312,000       $287,773              0     18,000        $ 12,402
 Senior Vice President-Finance        1993      $291,667       $336,897     $  400,350     13,400        $  4,302
 and Chief Financial Officer          1992      $147,020(3)    $ 86,900     $  873,250     23,400        $184,720
- ------------------------------------------------------------------------------------------------------------------
 RICHARD A. SHEA(4)                   1994      $305,000       $230,256              0          0        $  9,187
 Senior Vice President.               1993      $294,500       $100,922     $  459,200     13,400        $  9,552
 President-Biscuit & Bakery           1992      $280,167       $ 35,600              0     10,600        $  8,904
- ------------------------------------------------------------------------------------------------------------------
 JOHN M. COLEMAN                      1994      $298,000       $228,150              0     14,400        $ 15,551
 Senior Vice President-               1993      $281,667       $266,603     $  321,850     10,600        $  8,517
 Law and Public Affairs               1992      $260,000       $164,308              0     10,600        $  9,509
- ------------------------------------------------------------------------------------------------------------------
 ROBERT SUBIN                         1994      $272,000       $247,689              0     14,400        $  8,172
 Senior Vice President.               1993      $260,000       $192,024     $  251,200      8,400        $  8,053
 President-Bakery & Confectionery     1992      $238,333       $ 28,810     $   63,500      8,400        $  7,157
- ------------------------------------------------------------------------------------------------------------------

- ------------------
1. Dollar values of stock awards are based on market price at time of grant. Except as noted below, all stock awards listed in the above table are performance restricted. Delivery of performance restricted shares depends entirely upon attainment of financial goals for cash return on assets and corporate net earnings. Two stock awards were time-lapse restricted stock:
   10,000 shares ($367,500) to Frank Weise in 1992 represented a one-time award to compensate for forfeiture of incentive compensation from his previous employer and 100,000 shares ($4,112,500) to David W. Johnson in 1993 to be delivered in 1997, provided Mr. Johnson does not retire or otherwise leave the Company before completing 7 1/2 years of service. In fiscal 1994, as a result of Company performance over a three year period (see page 9, Long-Term Compensation) that exceeded the goal for 100% earnout, Mr. Johnson received a supplemental award of 2,246 shares which vested immediately. The aggregate number of restricted stock or restricted stock units held and their value as of the end of the fiscal year for the executives were as follows: Mr. Johnson, 337,300 shares/$12,480,100; Mr. Weise, 10,200 shares/$377,400; Mr.
   Shea, 3,400 shares/$125,800; Mr. Coleman, 8,200 shares/$303,400; and Mr.
   Subin, 6,400 shares/$236,800. Regular quarterly dividends are paid on restricted stock, except for 300,000 time-lapse restricted shares held by Mr. Johnson, the dividends for which are impounded and payable when the restriction periods lapse.

2. "All other compensation" consists of Company contributions to the 401(k) Plan and Supplemental Savings Plan. For Mr. Weise in fiscal 1992, it also includes a special one-time payment of $184,720 to compensate him for forfeiture of incentive compensation from his previous employer and for relocation expenses.

3. Mr. Weise joined the Company on January 21, 1992.

4. Mr. Shea retired on July 31, 1994. Following his retirement, provided that Mr. Shea does not work for or advise a competitor of a Campbell business or engage in any activity that competes with a Campbell business his salary will be continued for 65 weeks totaling $383,760. Mr. Shea will provide consulting services to the Company during this period.

- -----------------------------------------------------------------------------------------------------------------
                                     TABLE 2 -- OPTION GRANTS IN LAST FISCAL YEAR
- -----------------------------------------------------------------------------------------------------------------
                                                                                                  GRANT DATE
                                      INDIVIDUAL GRANTS                                           VALUE (1)
- -----------------------------------------------------------------------------------------------------------------
                                                          % OF
                                                          TOTAL
                                         NUMBER OF       OPTIONS
                                         SECURITIES      GRANTED
                                         UNDERLYING        TO         EXERCISE                      GRANT
                                          OPTIONS       EMPLOYEES     OR BASE                        DATE
                                         GRANTED(2)     IN FISCAL      PRICE       EXPIRATION      PRESENT
                 NAME                       (#)           YEAR         ($/SH)         DATE        VALUE ($)
- -----------------------------------------------------------------------------------------------------------------
  David W. Johnson                         66,000          4.78%      $36.5875       6/23/04       $650,760
- -----------------------------------------------------------------------------------------------------------------
  Frank E. Weise, III                      18,000          1.30%      $36.5875       6/23/04       $177,480
- -----------------------------------------------------------------------------------------------------------------
  Richard A. Shea                               0             0            N/A           N/A            N/A
- -----------------------------------------------------------------------------------------------------------------
  John M. Coleman                          14,400          1.04%      $36.5875       6/23/04       $141,984
- -----------------------------------------------------------------------------------------------------------------
  Robert Subin                             14,400          1.04%      $36.5875       6/23/04       $141,984
- -----------------------------------------------------------------------------------------------------------------

- ------------------
(1) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating Grant Date Present Value: average option term of six years, volatility of 24.6% (calculated monthly over the three preceding calendar years), dividend yield of 3% and interest rate of 6.4% (six year Treasury note rate at January 3, 1994). The real value of the options in this table depends upon the actual performance of the Company's stock during the applicable period and upon when they are exercised.

(2) Options have a ten-year term and vest over three years at the rate of 30%, 60%, 100% on the first three anniversaries following the date of grant. All options vest immediately in the event of a Change in Control.

- ------------------------------------------------------------------------------------------------------------------
                                TABLE 3 -- AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                             AND FISCAL YEAR-END OPTION VALUES
- ------------------------------------------------------------------------------------------------------------------
                                                                                                 VALUE OF
                                                                       NUMBER OF               UNEXERCISED
                                                                      UNEXERCISED              IN-THE-MONEY
                                                                      OPTIONS AT                OPTIONS AT
                                                                      FY-END (#)              FY-END ($)(2)
                                                                  ------------------------------------------------
                          SHARES ACQUIRED          VALUE           EXER-      UNEXER-       EXER-        UNEXER-
         NAME             ON EXERCISE (#)     REALIZED ($)(1)     CISABLE     CISABLE      CISABLE       CISABLE
- ------------------------------------------------------------------------------------------------------------------
  David W. Johnson               0                   0            246,800    110,000      $1,555,480    $53,225
- ------------------------------------------------------------------------------------------------------------------
  Frank E. Weise, III            0                   0             18,060     36,740          18,060     16,135
- ------------------------------------------------------------------------------------------------------------------
  Richard A. Shea                0                   0             61,680          0         299,476          0
- ------------------------------------------------------------------------------------------------------------------
  John M. Coleman                0                   0             54,590     26,060         305,661     12,830
- ------------------------------------------------------------------------------------------------------------------
  Robert Subin                   0                   0             42,302     23,640         372,686     11,400
- ------------------------------------------------------------------------------------------------------------------

- ------------------
(1) Value realized equals fair market value of the stock on date of exercise, less the exercise price, times the number of shares acquired. Taxes must be paid by the individual on the value realized.

(2) Value of unexercised options equals fair market value of a share into which the option can be converted at July 31, 1994 (market price $37.00), less exercise price, times the number of options outstanding.

                    RETURN TO SHAREOWNERS PERFORMANCE GRAPH*

     The following graph compares the cumulative total Shareowner return on the Company's capital stock with the cumulative total return of the Standard & Poor's Food Index (the "S&P Food Group") and the Standard & Poor's 500 Stock Index (the "S&P 500"). Also indicated below is the related compound annual growth rates (CAGR). The graph assumes that $100 was invested on July 31, 1989 in each of Campbell stock, the S&P Food Group and the S&P 500, and that all dividends were reinvested.

                                  [FIGURE 1]


                 *Stock Appreciation + Dividend Reinvestment
              Campbell closing price was $37.00 on July 31, 1994




      Measurement Period                           S&P FOOD
    (Fiscal Year Covered)          CAMPBELL          GROUP          S&P 500
1989                                       100             100             100
1990                                        93             103             106
1991                                       141             131             120
1992                                       137             143             135
1993                                       133             128             147
1994                                       141             139             155

PENSION PLANS

     The following table illustrates the approximate annual pension that may become payable to an employee in the higher salary classifications under the Company's regular and supplementary pension plans.

    AVERAGE
  COMPENSATION
   IN HIGHEST                          ESTIMATED ANNUAL PENSIONS
   5 YEARS OF                              YEARS OF SERVICE
LAST 10 YEARS OF     -------------------------------------------------------------
   EMPLOYMENT           20           25           30           35           40
- ----------------     ---------    ---------    ---------    ---------    ---------
   $  400,000        $ 117,600    $ 147,000    $ 176,400    $ 186,400    $ 196,400
      600,000          177,600      222,000      266,400      281,400      296,400
      800,000          237,600      297,000      356,400      376,400      396,400
    1,000,000          297,600      372,000      446,400      471,400      496,400
    1,200,000          357,600      447,000      536,400      566,400      596,400
    1,400,000          417,600      522,000      626,400      661,400      696,400
    1,600,000          477,600      597,000      716,400      756,400      796,400
    1,800,000          537,600      672,000      806,400      851,400      896,400
    2,000,000          597,600      747,000      896,400      943,400      993,400

     Compensation covered for executive officers named in the table on page 11 is the same as the total salary and bonus shown in that table.

     Pursuant to his employment agreement Mr. Johnson has been credited with 26 years of service, but the pension will be automatically reduced by the sum of all pension benefits from his prior employers. The additional years of service credited to Mr. Johnson were a necessary part of the recruitment package in order to compensate him for pension benefits that would have accrued at his previous employer and to place him, after offsets, in the position of a long time Campbell employee retiring at the same age. As of the end of fiscal 1994 (ended July 31), the full years of accrued service under the pension plans for the other four individuals named in the compensation table on page 11 were as follows: Mr. Weise, 6; Mr. Shea, 12; Mr. Coleman, 11; and Mr. Subin, 17. The foregoing years of credited service for Mr. Weise and Mr. Coleman include additional years of service pursuant to supplemental pension agreements designed to attract executives from other employers in the middle of their careers.

     These estimated amounts assume retirement at age 65 (normal retirement age) with a straight-life annuity without reduction for a survivor annuity or for optional benefits. They are not subject to deduction for Social Security benefits.

TERMINATION ARRANGEMENTS

     The Company has entered into Special Severance Protection Agreements ("Special Severance Agreements") with Mr. Weise, Mr. Coleman, Mr. Subin and other executive officers. The Special Severance Agreements provide severance pay and continuation of certain benefits should a Change in Control occur. Entry into the Agreements was unanimously approved by the independent members of the Board of Directors. In order to receive benefits under the Special Severance Agreements, the executive's employment must be terminated involuntarily, without cause, whether actual or "constructive", within two years following a Change in Control.

     Generally, a "Change in Control" will be deemed to have occurred in any of the following circumstances:

     (i) the acquisition of 25% or more of the outstanding voting stock of the Company by any person or entity, with certain exceptions for Dorrance family members;

     (ii) the persons serving as directors of the Company as of January 25, 1990, and those replacements or additions subsequently approved by a two-thirds vote of the Board, cease to make up at least two-thirds of the Board;

     (iii) a merger, consolidation or share exchange in which the shareowners of the Company prior to the merger wind up owning 80% or less of the surviving corporation; or

     (iv) a complete liquidation or dissolution of the Company or disposition of all or substantially all of the assets of the Company.

     Under the employment agreement with Mr. Johnson, upon any termination initiated by the Company without cause, he would be entitled to continuation of his base salary for the longer of 18 months or the remainder of the contract term and to continuation of health and life insurance. Mr. Johnson would also be entitled to a portion of his targeted bonus prorated to the expired portion of the fiscal year in which termination occurs. In the event of a hostile takeover of the Company (as determined by the Board of Directors), there would be immediate vesting of 300,000 shares of time-lapse restricted stock and dividends that have been held in escrow would be paid.

     Under the Special Severance Agreements, severance pay would equal two and one half years' base salary and bonus. Medical, life and disability benefits would be provided at the expense of the Company for the lesser of (i) 30 months or (ii) the number of months remaining until the executive's 65th birthday. The Company would pay in a single payment an amount equal to the value of the benefit the executive would have accrued under the Company's pension plans had the executive remained in the employ of the Company for an additional 30 months or until his 65th birthday, if earlier.

     Upon a Change in Control, (a) all options outstanding on the date of such Change in Control would become immediately and fully exercisable and (b) all restrictions upon any restricted shares (other than "Performance Restricted Shares" which are subject to performance related restrictions) would lapse immediately and all such shares would become fully vested. An executive officer would become vested in, and restrictions would lapse on, the greater of (i) fifty percent (50%) of the Performance Restricted Shares or (ii) a pro rata portion of such Performance Restricted Shares based on the portion of the performance period that has elapsed to the date of the Change in Control.

     During any fiscal year in which a Change in Control occurs, each participant (a) whose employment is terminated prior to the end of such year or
(b) who is in the employ of the Company on the last day of such year would be entitled to receive, within thirty (30) days thereafter, a cash payment equal to the greater of (i) his or her target bonus award for such year or (ii) the average of the awards paid or payable to him or her under the Management Worldwide Incentive Plan for the two most recent fiscal years ended prior thereto. Any amount to be paid to a participant who is not employed for the entire fiscal year would be prorated. Such payment would be made regardless of whether or not the Company has paid any cash dividend in the fiscal year.

                    BOARD COMMITTEES AND MEETING ATTENDANCE

     The Company has Audit, Compensation and Organization, Executive, Finance and Corporate Development, Governance, and Retirement Committees of its Board of Directors. Membership as of the record date was as follows:

                                      COMPENSATION
           AUDIT                    AND ORGANIZATION               EXECUTIVE
- ---------------------------    ---------------------------    --------------------
E. M. Carpenter, Chair         R. A. Pfeiffer, Jr., Chair     R. A. Beck, Chair
A. A. App                      R. A. Beck                     J. T. Dorrance, III
C. H. Mott                     J. T. Dorrance, III            D. W. Johnson
D. M. Stewart                  T. W. Field, Jr.               P. E. Lippincott
C. C. Weber                    M. A. Malone                   R. A. Pfeiffer, Jr.
                               G. Strawbridge, Jr.            G. Strawbridge, Jr.
                                                              R. J. Vlasic

        FINANCE AND
   CORPORATE DEVELOPMENT               GOVERNANCE                  RETIREMENT
- ---------------------------    ---------------------------    --------------------
P. E. Lippincott, Co-Chair     B. Dorrance, Chair             C. H. Mott, Chair
B. Dorrance, Co-Chair          R. A. Beck                     A. A. App
R. A. Beck                     P. E. Lippincott               T. W. Field, Jr.
E. M. Carpenter                G. Strawbridge, Jr.            M. A. Malone
J. T. Dorrance, III            R. J. Vlasic                   D. M. Stewart
D. W. Johnson                  C. C. Weber
C. H. Mott
R. A. Pfeiffer, Jr.
R. J. Vlasic

AUDIT COMMITTEE                                        4 meetings in fiscal 1994

   -- Recommends the appointment of the Company's independent accountants;

   -- Reviews the scope and results of the audit plans of the independent accountants and the internal auditors;

   -- Oversees the scope and adequacy of the Company's internal accounting control and record-keeping systems;

   -- Reviews the objectivity, effectiveness and resources of the internal audit function which reports directly to the Committee;

   -- Confers independently with the internal auditors and the independent accountants;

   -- Reviews non-audit services to be performed by the independent accountants;
      and

   -- Determines the appropriateness of fees for audit and non-audit services performed by the independent accountants.

COMPENSATION AND ORGANIZATION COMMITTEE                7 meetings in fiscal 1994

   -- Reviews and recommends to the Board salary and incentive compensation, including bonus, stock options and restricted stock, for the Chief Executive Officer;

   -- Reviews and approves the salaries and incentive compensation for all corporate officers and senior executives;

   -- Reviews and approves the short-term and long-term incentive compensation programs, including the performance goals;

   -- Reviews the salary structure and the apportionment of compensation among salary and short-term and long-term incentive compensation;

   -- Reviews and approves the incentive compensation to be allocated to employees; and

   -- Reviews, prior to becoming effective, any major organization change that the Chief Executive Officer intends to implement.

EXECUTIVE COMMITTEE                                     1 meeting in fiscal 1994

   -- Exercises all the powers of the Board when the Board is not in session, except as otherwise provided by New Jersey law.

FINANCE AND CORPORATE DEVELOPMENT                      7 meetings in fiscal 1994

     Reviews and makes recommendations to the Board regarding:

       -- All issuances, sales or repurchases of equity and long-term debt;

       -- Changes in the Company's capital structure;

       -- The capital expenditure program; and

       -- Acquisitions, divestitures, joint ventures, partnerships or combination of business interests.

GOVERNANCE COMMITTEE                                   5 meetings in fiscal 1994

     Reviews and makes recommendations to the Board regarding:

       -- The organization and structure of the Board;

       -- Qualifications for director candidates;

       -- Candidates for election to the Board;

       -- Candidate for the position of Chairperson of the Board; and

       -- The role and effectiveness of the Board and each Committee in the Company's corporate governance process.

     The Governance Committee seeks potential nominees for Board membership in various ways and will consider suggestions submitted by shareowners. Such suggestions, together with appropriate biographical information, should be submitted to the Corporate Secretary of the Company.

RETIREMENT COMMITTEE                                   5 meetings in fiscal 1994

   -- Oversees policies and practices relating to the Company's retirement and pension plans;

   -- Monitors the administration of the Company's retirement and pension plans;

   -- Reviews and submits recommendations to the Board regarding proposed appointments to the Administrative Committee of the pension plans; and

   -- Reviews and submits recommendations to the Board concerning any proposed amendments to the Company's retirement and pension plans.

     Actions taken by any of the foregoing committees are reported to the Board, usually at its next meeting.

     During fiscal 1994 (ended July 31), the Board of Directors met nine times: eight regular meetings and one organization meeting. All directors attended at least 83% of their scheduled Board meetings and meetings held by Committees of which they were members. Directors meet their responsibilities not only by attending Board and Committee meetings but also through communication with the Chairman and the Chief Executive Officer and other members of management on matters affecting the Company.

                             DIRECTOR COMPENSATION

     Independent directors receive an annual retainer of $18,000 and 400 shares of Capital Stock, and a fee of $1,250 for each Board meeting attended and $1,000 for each Committee meeting attended, together with reimbursement for travel expenses. The chairpersons of the several Board Committees receive an additional annual retainer of $4,000 and the members receive $2,500, except for the Executive Committee (no annual retainer). The non-executive Vice Chairman receives an additional annual retainer of $25,000. Independent directors may elect to defer until termination of their service or age 70 all or part of their retainers and fees.

     Mr. Vlasic, the non-executive Chairman of the Board from August 1 to November 17, 1993, received a total of $200,983 consisting of $150,000 for services as Chairman and $50,983 for services as a director during fiscal 1994. Directors who are also employees (Mr. Johnson only) receive no remuneration for service as Directors or as Board Committee chairpersons or members.

     The Company also has a retirement plan whereby a Board member who has served as such for eight years will receive an annual payment equal to the annual retainer in effect at the time the director leaves the Board payable for the shorter of (i) his or her period of service as a non-employee director, or
(ii) the remainder of his or her lifetime. Such payments cannot commence prior to the director's attaining age 55. If a director dies before receiving payments equal to his or her period of service, the remainder of such payments shall be made in a lump sum to the director's named beneficiary.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     At the close of business on September 19, 1994, the record date for the meeting, there were outstanding and entitled to vote 248,427,876 shares of Campbell Capital Stock, all of one class and each having one vote. The holders of a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the meeting.

PRINCIPAL SHAREOWNERS

     Information concerning the owners of more than 5% of the outstanding Campbell Capital Stock as of the record date for the meeting follows:

                                                                                  PERCENT OF
                                                     AMOUNT/NATURE OF             OUTSTANDING
                  NAME/ADDRESS                     BENEFICIAL OWNERSHIP              STOCK
- -------------------------------------------------  ---------------------          -----------
Bennett Dorrance                                    26,383,236, Note (1)             10.6%
DMB Associates,
4201 North 24th Street,
Suite 120
Phoenix, AZ 85016
John T. Dorrance, III                               26,145,600, Note (2)             10.5%
N7776 Lyford Cay
Nassau, N.P. Bahamas
Mary Alice Malone                                    27,057,614 Note (3)             10.9%
Iron Spring
Farm, R.D. #3,
Coatesville, PA 19320
Dorrance H. Hamilton, Charles H. Mott and            31,873,646 Note (4)             12.8%
John A. van Beuren, Voting Trustees under
the Major Stockholders' Voting Trust dated
as of June 2, 1990
("Voting Trust") and related persons,
25 Enterprise Center,
Suite 103, East Main Road,
Middletown, RI 02842.
Note (5).

- ------------------
(1) A director nominee. See note (c) on page 4.

(2) A director nominee. See note (d) on page 5.

(3) A director nominee. See note (f) on page 5.

(4) Mr. Mott is a director nominee. See note (g) on page 5. Includes 31,559,000 shares (12.7% of the outstanding shares) held by the Voting Trustees with sole voting power and 314,646 shares held by participants outside the Voting Trust or by persons related to them, for a total of 31,873,646 shares (12.8% of the outstanding shares). Includes 14,811,780 shares (6.0% of the outstanding shares) with sole dispositive power and 800,000 shares with shared dispositive power held by Dorrance H. Hamilton, 200 Eagle Road, Suite 316, Wayne, PA 19087. Also includes 1,234,458 shares with shared dispositive power held by Samuel M. V. Hamilton, Mrs. Hamilton's husband. Also includes 13,778,464 shares (5.5% of the outstanding shares) with sole dispositive power and 193,284 shares with shared dispositive power held by Hope H. van Beuren, wife of John A. van Beuren, 25 Enterprise Center, Suite 103, East Main Road, Middletown, RI 02842. Mr. van Beuren also has shared dispositive power over such 193,284 shares. Also includes 1,005,384 shares held by Mr. van Beuren with shared dispositive power. Participants in the Voting Trust have certain rights to withdraw shares deposited with the Voting Trustees including the right to withdraw these shares prior to any annual or special meeting of the Company's shareowners. Dispositive power as used above means the power to direct the sale of the shares; in some cases it does not include the power to direct how the proceeds of sale can be used. The Voting Trust was formed by certain descendants (and spouses, fiduciaries and a related foundation) of the late Dr. John T. Dorrance, Sr. The participants have indicated that they formed the Voting Trust as a vehicle for acting together as to matters which may arise affecting the Company's business, in order to obtain their objective of maximizing the value of their shares.

    The Trustees will act for participants in communications with the Company's Board of Directors. Participants believe the Voting Trust may also facilitate communications between the Board and the participants.

(5) Under the Voting Trust Agreement, all shares held by the Voting Trust will be voted by the Trustees whose decision must be approved by at least two Trustees if there are three Trustees then acting. In the event of a disagreement among the Trustees designated by the family groups participating in the Voting Trust, the shares of the minority may be withdrawn. The Voting Trust continues for ten years from June 2, 1990, unless it is sooner terminated or extended.

     The foregoing information relating to Shareowners is based upon the Company's stock records and data supplied to the Company by the holders as of the record date for the meeting.

                 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     The Company believes that during fiscal 1994 its executive officers and directors have complied with all Section 16 filing requirements.

                                     ITEM 2

                       APPROVAL OF CAMPBELL SOUP COMPANY
                         1994 LONG-TERM INCENTIVE PLAN
                    AND APPROVAL OF CONFORMING AMENDMENTS TO
              CAMPBELL SOUP COMPANY 1984 LONG-TERM INCENTIVE PLAN

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

     The Campbell Soup Company 1984 Long-Term Incentive Plan ("1984 Plan"), which was approved by the Shareowners at the 1984 Annual Meeting, will terminate on November 16, 1994, in accordance with its provisions. The Board recommends the approval of the Campbell Soup Company 1994 Long-Term Incentive Plan ("1994 Plan") which is substantially the same as the 1984 Plan. A majority of the votes cast at the meeting is required for approval. Except as otherwise specified in the proxy, proxies will be voted for approval. The major changes are designed to:

     (1) meet strict requirements of Section 162(m) of the Internal Revenue Code regarding performance-based compensation so that compensation in excess of $1 million will be tax deductible;

     (2) prohibit the repricing of stock options;

     (3) allow stock options to be exercised within three years (was one year in 1984 Plan) after a participant's death, to conform with competitive practice;

     (4) simplify the administrative procedures regarding the deferral of compensation by non-employee directors and key employees; and

     (5) allow the transfer of stock option rights to family members to provide executives with estate planning flexibility.

     The 1994 Plan is designed to motivate and reward key employees to attain and surpass long-range performance goals; and to compete with other major corporations in securing and retaining key employees.

     A summary of the material features of the 1994 Plan appears below. The full text of the 1994 Plan is set forth in Appendix A and should be referred to for a complete description of its provisions.

     The Board also recommends the approval of conforming amendments to the 1984 Plan to make the changes set forth above in items 3, 4 and 5. The same language set forth in sections 5.6(c), 10.3 and 11.1 of Appendix A would be added to the 1984 Plan.

          Effective Date and Expiration.

          The 1994 Plan will become effective on November 17, 1994, if approved by Shareowners, and will terminate on November 17, 2004. No award may be made under the 1994 Plan after its expiration date, but awards made prior thereto may extend beyond that date.

          Administration.

          The 1994 Plan will be administered by the Compensation and Organization Committee of the Board of Directors which consists entirely of outside directors as defined for purposes of Section 162(m) of the Internal Revenue Code. The Committee has full authority to interpret the 1994 Plan and to establish rules for its administration. The Committee may, in its discretion, accelerate the date on which an option or SAR may be exercised, the date of termination of restrictions applicable to a restricted stock award, or the end of a performance period under a performance unit award, if the Committee determines that to do so would be in the best interests of the Company and the participants in the 1994 Plan.

          Limitations on Awards.

          The 1994 Plan provides that over its ten-year term, stock options (and related SARs) and restricted and unrestricted stock grants for not more than 12,500,000 shares of Campbell Capital Stock (approximately 5% of outstanding shares) may be issued. Campbell Capital Stock closed at $38.375 on September 19, 1994, on the New York Stock Exchange composite tape. A maximum of one million stock options may be issued in one year to any one participant. A maximum of $5 million for each year in a performance period or restriction period may be awarded in the form of Restricted Stock or Performance Units to any one participant.

          Eligibility for Awards.

          Awards can be made to key employees who can be any management salaried employee. The current eligible group consists of approximately 930 persons. It is impossible to determine the exact number of persons who will be eligible under the Plan during its term because the selection of participants is a discretionary decision of the Committee. An award to any key employee who also serves as a director must be approved by the Board of Directors. Non-employee directors are eligible to receive awards.

          Determination of Amount and Form of Award.

          The amount of individual awards to key employees will be determined by the Committee, subject to the limitations of the 1994 Plan. In determining the amount and form of an award, consideration will be given to the functions and responsibilities of the key employee, his or her potential contributions to the success of the Company, and other factors deemed relevant by the Committee.

          Stock Options.

          The Committee can grant nonqualified options and options qualifying as incentive stock options under the Internal Revenue Code of 1986, as amended. The term of an option cannot exceed ten years from the date of grant. The option price must be not less than the fair market value of a share of Campbell Capital Stock on the date of grant.

          Stock Appreciation Rights ("SAR").

          The Committee can grant an SAR in connection with a stock option granted under the Plan or an SAR unrelated to any option. If a grantee exercises an SAR, the grantee would receive an amount equal to the excess of the fair market value of the shares with respect to which the SAR is being exercised over the option price of the shares. Payment would be in cash, in shares or a combination of the two as the Committee determines.

          Restricted Performance Share Awards.

          The Committee can also issue or transfer shares of Campbell Capital Stock to a participant under a restricted performance share award. Awards are subject to certain conditions and restrictions during a specific period of time, such as the grantee remaining in the employment of the Company or the attainment by the Company of certain performance goals (see p. 9, Long-Term Compensation of the Compensation Committee Report for the performance goals used under the 1984 Plan). The stock certificate for the shares is held by the Company during the restriction period and cannot be transferred by the grantee prior to the termination of that period. The grantee, is however, entitled to vote the shares and in most cases is entitled to receive the dividends currently.

          Performance Unit Awards.

          The Committee can grant performance unit awards payable in cash or stock at the end of a specified performance period. Payment will be contingent upon achieving performance goals by the end of the performance period. The Committee will determine the length of an award period, the maximum payment value of an award, and the minimum performance goals required before payment will be made.

          Amendment.

          The Board of Directors can amend, suspend or terminate the 1994 Plan, but cannot, among other things, without the Shareowners' approval, materially increase the benefits accruing to participants, materially modify the requirements for eligibility, or extend the term of the 1994 Plan or increase the number of shares of Campbell Capital Stock which may be issued under the 1994 Plan (except in the case of recapitalization, stock split, or other changes in the corporate structure in which event the Committee may make appropriate adjustments).

          Federal Income Tax Consequences.

          Stock Options. The grant of an incentive stock option or a nonqualified stock option, or the addition of an SAR to an option, does not result in income for the grantee or in a deduction for the Company. The exercise of a nonqualified stock option does result in ordinary income for the optionee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required.

          Neither the grant nor the exercise of an incentive stock option results in taxable income for the grantee. The excess of the market value on the exercise date over the option price of the shares, however, is an "item of adjustment" for alternative minimum tax purposes. When a grantee disposes of shares acquired by exercise of an incentive stock option, the grantee's gain (the difference between the sale proceeds and the price paid by the grantee for the shares) upon the disposition will be taxed as capital gain provided the grantee (i) does not dispose of the shares within two years after the date of grant nor within one year after the transfer of shares upon exercise, and (ii) exercises the option while an employee of the company or a subsidiary or within three months after termination of employment for reasons other than death or disability. If the shares are disposed of before the expiration of either period, the grantee generally will realize ordinary income in the year of the disqualifying disposition.

          Additional Information.

          If a participant is permitted and elects to defer payment of compensation, the value of the amount deferred at the time of distribution will be measured as determined by the Committee. The provisions in the event of a Change in Control are the same as those in the 1984 Plan described on page 15. The awards made under the 1984 Plan during the last three fiscal years to the five highest paid executives are described on pages 11 and 12.

                                     ITEM 3

                     APPROVAL OF THE CAMPBELL SOUP COMPANY
                      MANAGEMENT WORLDWIDE INCENTIVE PLAN

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

     The Campbell Soup Company Management Worldwide Incentive Plan ("WIN Plan") which is the annual bonus program has been in effect for 37 years. The Shareowners first approved the WIN Plan at the 1957 Annual Meeting, and most recently in amended form at the 1990 Annual Meeting. It must be re-submitted to the Shareowners for approval at least once every five years. In accordance with that provision, the WIN Plan (including certain amendments adopted by the Board and described below) is being submitted at the 1994 Annual Meeting for approval by a majority of the votes cast at the meeting. Except as otherwise specified in the proxy, proxies will be voted for approval. A description follows of the present WIN Plan and the amendments, together with certain related information. The full text of the WIN Plan is set forth in Appendix B and should be referred to for a complete description of its provisions.

     Purpose.

     The purpose of the WIN Plan is to attract, motivate and retain high caliber employees and to provide meaningful individual and group incentives within the Company and its subsidiaries. It gives the Compensation and Organization Committee ("Committee") of the Board of Directors discretion to determine the aggregate amount of money to be used for awards based upon competitive compensation practices and such measures of the Company's performance as the Committee selects from time to time. Approximately 930 employees received incentive compensation under the WIN Plan in fiscal 1994. The bonuses paid during the last three years to the five highest paid executive officers are set forth on page 11. The Committee and the Board are prohibited from making any awards for a fiscal year in which no cash dividend is paid on Campbell Capital Stock, except in the event of a Change in Control as described on pages 14 and
15. Individual awards are determined annually by the Committee in accordance with performance goals established by the Committee at the beginning of the fiscal year. The performance goals used for fiscal 1994 are described on pages 7 to 9.

     The Board of Directors believes that the WIN Plan has not only successfully provided incentives to employees directing the affairs of the Company but also has been an important factor in securing and retaining management employees of high caliber and good potential. To assure continued realization of its purpose, the WIN Plan is periodically reviewed, and recommendations are suggested by management to the Board of Directors to maintain the competitiveness of the WIN Plan.

     Amendments.

     The Board may amend, suspend or terminate the WIN Plan but it may not adversely affect awards previously made and amendments substantially increasing the cost of the WIN Plan may not be made unless approved by the Shareowners.

     The proposed amendments that have been approved by the Board are designed to meet the requirements of Section 162(m) of the Internal Revenue Code so that compensation in excess of $1 million will be tax deductible. The amendments set forth the allowable performance goals to determine awards and provide that no award in any one year shall exceed $3 million. The amendments also simplify the administrative procedures regarding deferral of compensation by participants.

                                     ITEM 4

                    RATIFICATION OF APPOINTMENT OF AUDITORS

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

     The proxy, unless otherwise directed thereon, will be voted for a resolution ratifying action of the Board, upon the recommendation of its Audit Committee, reappointing the firm of Price Waterhouse LLP ("Price Waterhouse") Certified Public Accountants, as independent accountants to make an audit of the accounts of the Company for fiscal 1995. Price Waterhouse has audited the Company's books for many years. The names of the Directors serving on the Audit Committee are indicated on page 16, under the heading "Board Committees and Meeting Attendance". The vote required for ratification is a majority of shares voting. If the resolution is rejected, or if Price Waterhouse declines to act or becomes incapable of acting, or if their employment is discontinued, the Board will appoint other accountants whose continued employment after the 1995 Annual Meeting of the Shareowners will be subject to ratification by the Shareowners.

     Representatives of Price Waterhouse will be at the 1994 Annual Meeting to make a statement if they desire to do so and to answer questions.

     For fiscal 1994 Price Waterhouse also examined the separate financial statements of certain of the Company's foreign subsidiaries and provided other audit services to the Company in connection with Securities and Exchange Commission filings, review of periodic financial statements and audits of certain employee benefit plans.

                                     ITEM 5

                         SHAREOWNER PROPOSAL CONCERNING
                            POLITICAL CONTRIBUTIONS

     Mrs. Evelyn Y. Davis, holding 200 shares, has submitted the following proposal. The Board of Directors opposes the proposal. Adoption of the proposal would require a majority of shares voting.

RESOLVED: "That the shareholders recommend that the Board direct management that within five days after approval by the shareholders of this proposal, the management shall publish in newspapers of general circulation in the cities of New York, Philadelphia, Camden, Washington, D.C., Detroit, Chicago, San Francisco, Los Angeles, Dallas, Houston and Miami, and in the Wall Street Journal and U.S.A. Today, a detailed statement of each contribution made by the Company, either directly or indirectly, within the immediately preceding fiscal year, in respect of a political campaign, political party, referendum or citizens' initiative, or attempts to influence legislation, specifying the date and amount of each such contribution, and the person or organization to whom the contribution was made. Subsequent to this initial disclosure, the management shall cause like data to be included in each succeeding report to shareholders." "And if no such disbursements were made, to have that fact publicized in the same manner."

REASONS: "This proposal, if adopted, would require the management to advise the shareholders how many corporate dollars are being spent for political purposes and to specify what political causes the management seeks to promote with those funds. It is therefore no more than a requirement that the shareholders be given a more detailed accounting of these special purpose expenditures that they now receive. These political contributions are made with dollars that belong to the shareholders as a group and they are entitled to know how they are being spent."

"If you AGREE, please mark your proxy FOR this resolution."

                       YOUR BOARD OF DIRECTORS RECOMMENDS
                         A VOTE "AGAINST" THIS PROPOSAL

     The Board of Directors recommends a vote AGAINST this proposal because it would needlessly require expenditures of considerable sums of Shareowners' money. Except as otherwise specified in the proxy, proxies will be voted against this proposal.

     The Company has a policy not to make contributions to federal, state or local candidates or political parties. The Company does not have a political action committee. When permitted by law, the Company occasionally makes contributions with respect to ballot questions that have a direct impact on the Company's business. Information with respect to such contributions is publicly available and this proposal would merely duplicate such reporting and require unnecessary expenditures.

                       SUBMISSION OF SHAREOWNER PROPOSALS

     Under the rules of the Securities and Exchange Commission now in effect, shareowner proposals intended for inclusion in next year's Proxy Statement must be directed to the Corporate Secretary at Campbell Place, Camden, New Jersey 08103-1799, and must be received by June 12, 1995.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be presented for action at the meeting. If other matters come before the meeting, it is the intention of the Directors' proxy to vote on such matters in accordance with his best judgment.

                       PROXIES AND VOTING AT THE MEETING

     This statement and the accompanying proxy card are being mailed beginning approximately on October 7, 1994, for solicitation of proxies by the Board of Directors for the Annual Meeting of Shareowners of Campbell Soup Company called to be held on November 17, 1994. The mailing address of the Company's World Headquarters is Campbell Place, Camden, New Jersey 08103-1799.

     Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by Shareowners will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

     This solicitation of proxies is made on behalf of the Board of Directors of the Company with authorization of the Board, and the Company will bear the cost. Copies of proxy solicitation material will be mailed to Shareowners, and employees of the Company may communicate with Shareowners to solicit their proxies. Brokers, banks and others holding stock in their names, or in names of nominees, may request and forward copies of the proxy solicitation material to beneficial owners and seek authority for execution of proxies, and the Company will reimburse them for their expenses in so doing at the rates approved by the New York Stock Exchange.

     When a proxy is returned properly dated and signed, the shares represented thereby, including any shares held under the Company's Dividend Reinvestment Plan, will be voted by the person named as the Directors' proxy in accordance with each Shareowner's directions. Proxies will also be considered to be confidential voting instructions to the applicable Trustee with respect to shares held in accounts under the Campbell Soup Company Savings and 401(k) Plan for Salaried Employees, the Campbell Soup Company Savings and 401(k) Plan for Hourly-Paid Employees, the Campbell Soup Company Employee Savings and Stock Bonus Plan, and the Campbell Soup Company Ltd Employee Savings and Stock Bonus Plan. If participants in these Plans are also Shareowners of record under the same account information, they will receive a single proxy which represents all shares. If the account information is different, then the participants will receive separate proxies.

     Shareowners are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Directors (or, in the case of participants in the Plans referred to above, will be voted at the discretion of the applicable Trustee).

     A Shareowner giving a proxy may revoke it by notifying the Corporate Secretary in writing any time before it is voted. If a Shareowner wishes to give a proxy to someone other than the Directors' proxy, all three names appearing on the enclosed proxy may be crossed out and the name of another person inserted. The signed proxy card must be presented at the meeting by the person representing the Shareowner.

     Each Shareowner who plans to attend the meeting in person is requested to so indicate in the space provided on the proxy card. The Company will then be able to mail an admission card to the Shareowner in advance of the meeting. Shareowners who do not have admission cards will need to register at the door.

                    INFORMATION ABOUT ATTENDING THE MEETING

     The Annual Meeting of Shareowners will be held this year in the Pavilion Theater at Garden State Park. A map showing the meeting location appears at the back of this booklet.

     Free van service will be provided from the Amtrak Passenger Station at 30th and Market Streets in Philadelphia to the Garden State Park for those Shareowners arriving by train. The vans will leave the Amtrak Passenger Station (east side exit near the War Memorial) at ten minute intervals between 9:15 a.m. and 9:45 a.m. and return following the Annual Meeting.

     To obtain an admission ticket by mail in advance and avoid registration lines at the door, simply indicate that you plan to attend the meeting by marking the appropriate box on the proxy card and return it in the envelope provided. If you plan to use the van service, you should also mark that box on the proxy card. If you do not wish to send the proxy card, you may obtain an admission card and use the van service by sending a written request in the envelope. Shareowners who do not have admission cards will need to register at the door. If you plan to drive to the meeting you should request an admission card in advance in order to avoid lines at the parking gates of Garden State Park.

     IF YOU DO NOT OWN SHARES IN YOUR OWN NAME, YOU SHOULD HAVE YOUR BROKER OR AGENT IN WHOSE NAME THE SHARES ARE REGISTERED CALL (609) 342-6122, FAX (609) 342-3889, OR WRITE TO THE OFFICE OF THE CORPORATE SECRETARY AT THE ADDRESS ON THE COVER PAGE TO REQUEST A TICKET BEFORE NOVEMBER 4, 1994. OTHERWISE YOU MUST BRING PROOF OF OWNERSHIP (E.G. BROKER'S STATEMENT) IN ORDER TO BE ADMITTED DURING THE DAY OF THE MEETING.

     We cannot issue admission tickets to guests of Shareowners because there is only enough seating capacity for the large number of Shareowners who attend the meeting. Please note that the doors to the meeting room in the Pavilion Theater will not be open for admission until 9:30 a.m.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. PLEASE FILL OUT, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
                                          By order of the Board of Directors,

                                            /s/JOHN J. FUREY
                                            --------------------
                                               John J. Furey
                                            Corporate Secretary

Camden, New Jersey
October 7, 1994

                                                                      APPENDIX A

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          (CAMPBELL SOUP COMPANY LOGO)

                                ---------------

                         1994 Long-Term Incentive Plan

                          ---------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          (CAMPBELL SOUP COMPANY LOGO)

                         1994 LONG-TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

ARTICLE                                                                                    PAGE
- -------                                                                                    ----
 I.       Purpose and Effective Date...................................................     A-1
 II.      Definitions..................................................................     A-1
 III.     Administration...............................................................     A-3
 IV.      Awards.......................................................................     A-3
 V.       Stock Options and Stock Appreciation Rights..................................     A-4
 VI.      Restricted Stock.............................................................     A-7
 VII.     Unrestricted Campbell Stock Awards for Non-Employee Directors................     A-7
 VIII.    Unrestricted Campbell Stock Awards for Key Employees.........................     A-8
 IX.      Award of Performance Units...................................................     A-9
 X.       Deferral of Payments.........................................................     A-9
 XI.      Miscellaneous Provisions.....................................................    A-11
 XII.     Change in Control of the Company.............................................    A-12

                                   ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

     sec.1.1 PURPOSE. The purpose of the Plan is to provide financial incentives for selected Key Employees of the Campbell Group and for the non-employee Directors of the Company, thereby promoting the long-term growth and financial success of the Campbell Group by (i) attracting and retaining employees and Directors of outstanding ability, (ii) strengthening the Campbell Group's capability to develop, maintain, and direct a competent management team,
(iii) providing an effective means for selected Key Employees and non-employee Directors to acquire and maintain ownership of Campbell Stock, (iv) motivating Key Employees to achieve long-range Performance Goals and objectives, and (v) providing incentive compensation opportunities competitive with those of other major corporations.

     sec.1.2 EFFECTIVE DATE AND EXPIRATION OF PLAN. The Plan is subject to approval by a majority of the votes cast at the annual meeting of shareowners of the Company to be held on November 17, 1994, or at any adjournment thereof, by the holders of shares of Campbell Stock entitled to vote thereon, and, if so approved, shall be effective as of such date. Unless earlier terminated by the Board pursuant to Section 11.3, the Plan shall terminate on the tenth anniversary of its Effective Date. No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date.

                                   ARTICLE II

                                  DEFINITIONS

     The following words and phrases, as used in the Plan, shall have these meanings:

     sec.2.1 "AWARD" means, individually or collectively, any Option, SAR, Restricted Stock, unrestricted Campbell stock or Performance Unit Award.

     sec.2.2 "BOARD" means the Board of Directors of the Company.

     sec.2.3 "CAMPBELL GROUP" means the Company and all of its Subsidiaries on and after the Effective Date.

     sec.2.4 "CAMPBELL STOCK" means Capital Stock of the Company.

     sec.2.5 "CAPITAL AND INCOME RETAINED IN THE BUSINESS" means capital and income, retained in the business of the Campbell Group as reported to the Company on a consolidated basis by its independent public accountants.

     sec.2.6 "CODE" means the Internal Revenue Code of 1986, as amended.

     sec.2.7 "COMMITTEE" means those members, not to be less than three, of the Compensation Committee of the Board who, at the time of service on the Committee hereunder, are, and at all times within one year prior thereto shall have been, not eligible for selection as persons to whom Awards may be made or to whom Options may be granted pursuant to the Plan or any other plan of the Campbell Group, except for non-discretionary Awards pursuant to Article VII. All members of the Committee shall be "Outside Directors" as defined or interpreted for purposes of Section 162(m) of the Code.

     sec.2.8 "COMPANY" means Campbell Soup Company and its successors and assigns.

     sec.2.9 "DEFERRED ACCOUNT" means an account established for a Participant under Section 10.1(a).

     sec.2.10 "DIRECTOR" means a member of the Board of Directors of the Company.

     sec.2.11 "EFFECTIVE DATE" means the date on which the Plan is approved by the shareowners of the Company, as provided in Section 1.2.

     sec.2.12 "FAIR MARKET VALUE" means, as of any specified date, an amount equal to the mean between the reported high and low prices of Campbell Stock on the New York Stock Exchange composite tape on the specified date.

     sec.2.13 "FISCAL YEAR" means the fiscal year of the Company, which is the 52-or 53-week period ending on the Sunday closest to July 31.

     sec.2.14 "INCENTIVE STOCK OPTION" means an option within the meaning of
Section 422 of the Code.

     sec.2.15 "INCOME BEFORE TAXES ON INCOME" means income before taxes on income of the Campbell Group as reported to the Company on a consolidated basis by its independent public accountants.

     sec.2.16 "KEY EMPLOYEE" means a salaried employee of the Campbell Group who is in a management position.

     sec.2.17 "MARKET PRICE" means the price of the closing sale (or last bid on a day when no sale occurs) of Campbell Stock on the New York Stock Exchange composite tape.

     sec.2.18 "NONQUALIFIED STOCK OPTION" means an Option granted under the Plan other than an Incentive Stock Option.

     sec.2.19 "OPTION" means either a Nonqualified Stock Option or an Incentive Stock option to purchase Campbell Stock.

     sec.2.20 "OPTION PRICE" means the price at which Campbell Stock may be purchased under an Option as provided in Section 5.4 or in the case of an SAR granted under Section 5.8, the Fair Market Value of Campbell Stock on the date the SAR is awarded.

     sec.2.21 "PARTICIPANT" means a Key Employee or a non-employee Director to whom an Award has been made under the Plan.

     sec.2.22 "PERFORMANCE GOALS" means goals established by the Committee pursuant to Section 4.5.

     sec.2.23 "PERFORMANCE PERIOD" means a period of time over which performance is measured.

     sec.2.24 "PERFORMANCE UNIT" means the unit of measure determined under
Article IX by which is expressed the value of a Performance Unit Award.

     sec.2.25 "PERFORMANCE UNIT AWARD" means an Award granted under Article IX.

     sec.2.26 "PERSONAL REPRESENTATIVE" means the person or persons who, upon the death, disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option or the right to any Restricted Stock Award or Performance Unit Award theretofore granted or made to such Participant.

     sec.2.27 "PLAN" means Campbell Soup Company 1994 Long-Term Incentive Plan.

     sec.2.28 "RESTRICTED PERFORMANCE STOCK" means Campbell Stock subject to Performance Goals provided in Section 4.5.

     sec.2.29 "RESTRICTED STOCK" means Campbell Stock subject to the terms and conditions provided in Article VI and includes Restricted Performance Stock.

     sec.2.30 "RESTRICTED STOCK AWARD" means an Award granted under Article VI.

     sec.2.31 "RESTRICTION PERIOD" means a period of time determined under
Section 6.2 during which Restricted Stock is subject to the terms and conditions provided in Section 6.3.

     sec.2.32 "SAR" means a stock appreciation right granted under Section 5.8.

     sec.2.33 "STATEMENT" means a written confirmation of an Award under the Plan furnished to the Participant.

     sec.2.34 "SUBSIDIARY" means a corporation, domestic or foreign, the majority of the voting stock of which is owned directly or indirectly by the Company.

                                  ARTICLE III

                                 ADMINISTRATION

     sec.3.1 COMMITTEE TO ADMINISTER. The Plan shall be administered by the Committee. The Committee shall have full power and authority to interpret and administer the Plan and to establish and amend rules and regulations for its administration. The Committee's decisions shall be final and conclusive with respect to the interpretation of the Plan and any Award made under it.

     A majority of the members of the Committee shall constitute a quorum for the conduct of business at any meeting. The Committee shall act by majority vote of the members present at a duly convened meeting, which may include a meeting by conference telephone call held in accordance with applicable law. Action may be taken without a meeting if written consent thereto is given in accordance with applicable law.

     sec.3.2 POWERS OF COMMITTEE. (a) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion, to determine those Key Employees who shall receive an Award, the time or times when such Award shall be made, the vesting schedule, if any, for the Award and the type of Award to be granted, whether an Incentive Stock Option or a Nonqualified Stock Option shall be granted, the number of shares to be subject to each Option and Restricted Stock Award, and the value of each Performance Unit.

     (b) An Option, an SAR, a Restricted Stock Award, an unrestricted Campbell Stock Award, or a Performance Unit Award may be granted by the Committee to a Key Employee who is a Director of the Company only if approved by the Board. A Director shall not participate in a vote approving a grant to himself or herself of an Option, an SAR, a Restricted Stock Award, an unrestricted Campbell Stock Award, or a Performance Unit Award.

     (c) The Committee shall determine and set forth in an Award Statement the terms of each Award, including such terms, restrictions, and provisions as shall be necessary to cause certain options to qualify as Incentive Stock Options. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Statement relating to an Award, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan. The Committee may, in its discretion, accelerate (i) the date on which any Option or SAR may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award, or (iii) the end of a Performance Period under a Performance Unit Award, if the Committee determines that to do so will be in the best interests of the Company and the Participants in the Plan.

                                   ARTICLE IV

                                     AWARDS

     sec.4.1 AWARDS. Awards under the Plan shall consist of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, unrestricted Campbell Stock and Performance Units. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate. Awards under a particular section of the Plan need not be uniform and Awards under two or more sections may be combined in one Statement. Any combination of Awards may be granted at one time and on more than one occasion to the same Key Employee. Awards of Performance Units and Restricted Performance Stock shall be earned solely upon attainment of Performance Goals and the Committee shall have no discretion to increase such Awards.

     sec.4.2 ELIGIBILITY FOR AWARDS. An Award may be made to any Key Employee selected by the Committee. In making this selection and in determining the form and amount of the Award, the

Committee may give consideration to the functions and responsibilities of the respective Key Employee, his or her present and potential contributions to the success of the Campbell Group, the value of his or her services to the Campbell Group, and such other factors deemed relevant by the Committee. Non-employee Directors are eligible to receive non-discretionary Awards of unrestricted Campbell Stock pursuant to Article VII.

     sec.4.3 SHARES AVAILABLE UNDER THE PLAN. The Campbell Stock to be offered under the Plan pursuant to Options, SARs, Performance Unit Awards, and Restricted Stock and unrestricted Campbell Stock Awards must be Campbell Stock previously issued and outstanding and reacquired by the Company. Subject to adjustment under Section 11.2, no more than 12,500,000 shares of Campbell Stock shall be issuable upon exercise of Options, SARs, or pursuant to Performance Unit Awards, Restricted Stock or unrestricted Campbell Stock Awards granted under the Plan. Any shares of Campbell Stock subject to an Option which for any reason is cancelled (excluding shares subject to an Option cancelled upon the exercise of a related SAR) or terminated without having been exercised, or any shares of Restricted Stock which are forfeited, shall again be available for Awards under the Plan. Shares subject to an Option cancelled upon the exercise of an SAR shall not again be available for Awards under the Plan.

     sec.4.4 LIMITATION ON AWARDS. The maximum aggregate dollar value of Restricted Stock and Performance Units awarded to any Key Employee with respect to a Performance Period or Restriction Period may not exceed $5 million for each fiscal year included in such Performance Period or Restriction Period. The maximum number of shares for which Options may be granted to any participant in any one fiscal year shall not exceed one million.

     sec.4.5 GENERAL PERFORMANCE GOALS. Prior to the beginning of a Performance Period the Committee will establish in writing, Performance Goals for the Company and its various operating units. The goals will be comprised of specified annual levels of one or more performance criteria as the Committee may deem appropriate such as: earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, cash return on assets, shareowner return, or return on capital. The Committee may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Goals. Awards may also be payable when Company performance, as measured by one or more of the above criteria, as compared to peer companies meets or exceeds an objective target established by the Committee.

                                   ARTICLE V

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     sec.5.1 AWARD OF STOCK OPTIONS. The Committee may, from time to time, subject to Section 3.2(b) and other provisions of the Plan and such terms and conditions as the Committee may prescribe, award Incentive Stock Options and Nonqualified Stock Options to any Key Employee. Awards of Incentive Stock Options and Nonqualified Stock Options must be separate and not in tandem.

     sec.5.2 PERIOD OF OPTION. An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee. After the twelve-month waiting period, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Stock Option Statement. Subject to Section 5.6, the duration of each Option shall not be more than ten years from the date of grant.

     (b) Except as provided in Section 5.6, an Option may not be exercised by a Participant unless such Participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an employee of the Campbell Group.

     sec.5.3 STOCK OPTION STATEMENT. Each Option shall be evidenced by a Stock Option Statement.

     sec.5.4 OPTION PRICE, EXERCISE AND PAYMENT. The Option Price of Campbell Stock under each Option shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Campbell Stock at the date such Option is granted, as determined by the Committee. Stock Options shall not be repriced.

     Options may be exercised from time to time by giving written notice to the Treasurer of the Company, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price in cash or the Option Price may be paid in whole or in part through the transfer to the Company of shares of Campbell Stock.

     In the event such Option Price is paid in whole or in part, with shares of Campbell Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the average of the high and low sales prices of Campbell Stock quoted on the New York Stock Exchange composite tape on the trading day coincident with the date of exercise of such Option (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer Campbell Stock upon exercise of an Option until the Option Price is fully paid. The Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of Campbell Stock to be delivered for the payment of such taxes.

     sec.5.5 LIMITATIONS ON INCENTIVE STOCK OPTIONS. Each provision of the Plan and each Option Statement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Option Statement thereof that cannot be so construed shall be disregarded.

     sec.5.6 TERMINATION OF EMPLOYMENT. (a) If the employment of a Participant with the Campbell Group is terminated for reasons other than (i) death, (ii) discharge for cause, (iii) retirement, or (iv) resignation, the Participant may exercise an Option, except an Incentive Stock Option, at any time within three years after such termination, to the extent of the number of shares covered by such Option which were exercisable at the date of such termination; except that an option shall not be exercisable on any date beyond the expiration of such three-year period or the expiration date of such Option, whichever occurs first.

     (b) If the employment of a Participant with the Campbell Group is terminated for cause, any Options of such Participant shall expire and any rights thereunder shall terminate immediately. Any Option of a Participant whose service is terminated by resignation may be exercised at any time within three months of such resignation to the extent that the number of shares covered by such Option were exercisable at the date of such resignation, except that an Option shall not be exercisable on any date beyond the expiration date of such Option.

     (c) Should a Participant die either while in the employ of the Campbell Group or after termination of such employment (other than discharge for cause), the Option rights, except Incentive Stock Option Rights, of such deceased Participant may be exercised by his or her Personal Representative at any time within three years after the Participant's death to the extent of the number of shares covered by such Option which were exercisable at the date of such death, except that an Option shall not be so exercisable on any date beyond the expiration date of such Option.

     If a Participant who was granted a Stock Option should die within 180 days of the expiration date of such Option, and if on the date of death the Participant was then entitled to exercise such Option, and if the Option expires without being exercised, the Personal Representative of the Participant shall receive in settlement a cash payment from the Company of a sum equal to the amount, if any, by which the Fair Market Value (determined on the expiration date of the Option) of Campbell Stock subject to the Option exceeds the Option Price.

     (d) Any Option, except an Incentive Stock Option, of a Participant whose service is terminated by retirement may be exercised at any time, within three years of such retirement, except that an Option shall not be exercisable on any date beyond the expiration date of such Option. In the event the Participant's employment with the Campbell Group terminates prior to the vesting of all Options, and if the Participant is eligible to retire under the Company's Pension Plan or a pension plan of any affiliated company at the date of such termination, any installment or installments not then exercisable shall become fully exercisable as of the effective date of such termination.

     (e) Incentive Stock Options, that have not previously expired, must be exercised within three months following Participant's termination of employment, unless employment is terminated because of disability in which event the exercise period is extended to one year following termination.

     sec.5.7 SHAREOWNER RIGHTS AND PRIVILEGES. A Participant shall have no rights as a shareowner with respect to any shares of Campbell Stock covered by an Option until the issuance of a stock certificate to the Participant representing such shares.

     sec.5.8 AWARD OF SARS. (a) At any time prior to six months before an Option's expiration date, the Committee may award to the Participant an SAR related to the Option. The Committee may also award SARs that are unrelated to any option.

     (b) The SAR shall represent the right to receive payment of an amount not greater than the spread, if any, by which the Fair Market Value of the Campbell Stock on the trading day immediately preceding the date of exercise of the SAR exceeds the Option Price.

     (c) SARs awarded under the Plan shall be evidenced by a Statement between the Company and the Participant.

     (d) The Committee may prescribe conditions and limitations on the exercise or transferability of any SAR. SARs may be exercised only when the value of a share of Campbell Stock exceeds the Option Price. Such value shall be determined in the manner specified in Section 5.8(b).

     (e) An SAR shall be exercisable only by written notice to the Treasurer of the Company. However, an SAR shall in no event be exercisable during the first six months of its term, except in the event of death or disability of the Participant prior to the expiration of such six-month period.

     (f) All SARs shall automatically be exercised on the last trading day prior to their expiration, so long as the value of a share of Campbell Stock exceeds the Option Price, unless prior to such day the holder instructs the Treasurer otherwise in writing. Such value shall be determined in the manner specified in
Section 5.8(b).

     (g) Payment of the amount to which a Participant is entitled upon the exercise of an SAR shall be made in cash, Campbell Stock, or partly in cash and partly in Campbell Stock at the discretion of the Committee. The shares shall be valued in the manner specified in Section 5.8(b).

     (h) At any time when a Participant is, in the judgment of the Treasurer of the Company, subject with respect to Campbell Stock to Section 16 of the Securities Exchange Act of 1934:

          (i) any election by such Participant to receive cash in whole or in part upon the exercise of such SAR, shall be made only during the period beginning on the third business day following the date of release by the Company for publication of any quarterly or annual summary statement of its sales and earnings and ending on the twelfth business day following such date of release, and

          (ii) in the event the Committee has not determined the form in which such SAR will be paid (i.e., cash, shares of Campbell Stock, or any combination thereof), any election to exercise such right in whole or in part for cash shall be subject to the subsequent consent thereto, or disapproval thereof, by the Committee in its sole discretion.

     (i) Each SAR shall expire on a date determined by the Committee at the time of Award.

                                   ARTICLE VI

                                RESTRICTED STOCK

     sec.6.1 AWARD OF RESTRICTED STOCK. (a) The Committee may make a Restricted Stock Award to any Participant, subject to this Article VI and to such other terms and conditions as the Committee may prescribe.

     (b) Each certificate for Restricted Stock shall be registered in the name of the Participant and deposited by him or her, together with a stock power endorsed in blank, with the Company, unless the Participant has elected to defer pursuant to Section 10.1.

     sec.6.2 RESTRICTION PERIOD. At the time of making a Restricted Stock Award, the Committee shall establish the Restriction Period applicable to such Award. The Committee may establish different Restriction Periods from time to time and each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. Restriction Periods, when established for each Restricted Stock Award, shall not be changed except as permitted by Section 6.3.

     sec.6.3 OTHER TERMS AND CONDITIONS. Campbell Stock, when awarded pursuant to a Restricted Stock Award, will be represented by a stock certificate registered in the name of the Participant who receives the Restricted Stock Award, unless the Participant has elected to defer pursuant to Section 10.1. Such certificate shall be deposited with the Company as provided in Section 6.1(b). The Participant shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Campbell Stock and all other shareowner's rights, with the exception that (i) the Participant will not be entitled to delivery of the stock certificate during the Restriction Period,
(ii) the Company will retain custody of the Campbell Stock during the Restriction Period, (iii) a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award. The Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the Restricted Stock Award to be delivered for the payment of such taxes. The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Award including performance restrictions in accordance with
Section 4.5.

     sec.6.4 RESTRICTED STOCK AWARD STATEMENT. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Statement.

     sec.6.5 TERMINATION OF EMPLOYMENT. The Committee may, in its sole discretion, establish rules pertaining to the Restricted Stock Award in the event of termination of employment (by retirement, disability, death, or otherwise) of a Participant prior to the expiration of the Restriction Period.

     sec.6.6 PAYMENT FOR RESTRICTED STOCK. Restricted Stock Awards may be made by the Committee under which the Participant shall not be required to make any payment for the Campbell Stock or, in the alternative, under which the Participant, as a condition to the Restricted Stock Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Campbell Stock, determined as of the date the Restricted Stock Award is made. If the latter, such purchase price shall be paid in cash as provided in the Restricted Stock Award Statement.

                                  ARTICLE VII

         UNRESTRICTED CAMPBELL STOCK AWARDS FOR NON-EMPLOYEE DIRECTORS

     sec.7.1 AWARD OF CURRENT CAMPBELL STOCK TO NON-EMPLOYEE DIRECTORS. An award of 400 shares of Campbell Stock (based on Company capitalization on November 17, 1994, and adjusted for any change in such capital structure pursuant to Section 7.2) shall be made on January 1, 1995, to each non-employee Director who is elected at the Annual Meeting of Shareowners on November 17, 1994. Thereafter, awards of 400 shares of Campbell Stock shall be made on January 1 of succeeding years to each non-employee Director who is elected at subsequent Annual Meetings of Shareowners. Non-employee Directors who are not initially elected at an Annual Meeting of Shareowners shall receive a pro rata portion of 400 shares of Campbell Stock within 10 business days of his or her election based on the number of months remaining from date of election until the end of the calendar year divided by twelve. Any fractional shares resulting from such calculation shall be rounded up to the nearest whole number.

     sec.7.2 STOCK SPLIT, STOCK DIVIDEND, OR EXTRAORDINARY DISTRIBUTION. In the event the number of shares of Campbell Stock is increased at any time after November 17, 1994, by a stock split, by declaration by the Board of a dividend payable only in shares of such stock, or by any other extraordinary distribution of shares, the number of shares granted pursuant to Section 7.1 shall be proportionately adjusted.

     sec.7.3 ORGANIZATIONAL CHANGES. In the event of a merger, consolidation, reorganization, or other change in corporate structure which materially changes the terms or value of the Campbell Stock, the number of shares granted pursuant to Section 7.1 shall be adjusted in such manner as the Board in its sole discretion shall determine to be equitable and consistent with the purposes of this Article VII. Such determination shall be conclusive for all purposes with respect to the grant made in Section 7.1. Such adjustment shall comply with the restriction on amendments set forth in Section 7.6 sec.7.4 ELECTION BY NON-EMPLOYEE DIRECTORS TO RECEIVE CAMPBELL STOCK. Each non-employee Director may elect to receive all or a portion (in 10% increments) of the annual cash retainer for Board service and other cash compensation in shares of Campbell Stock, which will be issued quarterly. Such election shall be irrevocable and shall be made at least six months in advance of the date the non-employee Director receives the quarterly payment. Only whole numbers of shares will be issued and any fractional shares shall be paid in cash. For purposes of computing the number of shares earned and their taxable value each quarter, the value of each share shall be equal to the mean between the reported high and low prices of Campbell Stock on the New York Stock Exchange composite tape on the last business day of the quarter. If a Participant dies prior to payment of all shares earned, the balance due shall be payable in full to the Participant's designated beneficiary under the Director's Retirement Program, or, if none, to the Participant's estate, in cash.

     sec.7.5 NO RIGHT TO CONTINUANCE AS A DIRECTOR. Neither the action of the Company in establishing the Plan, nor the awarding of current Campbell Stock shall be deemed (i) to create any obligation on the part of the Board to nominate any Director for reelection by the Company's shareowners or (ii) to be evidence of any agreement or understanding, express or implied, that the Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

     sec.7.6 AMENDMENT. The amount, pricing and timing of unrestricted Campbell Stock Awards set forth in Section 7.1 shall not be amended (including amendments to reflect adjustments pursuant to Section 7.3) more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                                  ARTICLE VIII

              UNRESTRICTED CAMPBELL STOCK AWARDS FOR KEY EMPLOYEES

     sec.8.1 The Committee may make awards of unrestricted Campbell Stock to Key Employees in recognition of outstanding achievements or as an award for Key Employees who receive Restricted Stock Awards when Performance Goals are exceeded.

     sec.8.2 Each certificate for unrestricted Campbell Stock shall be registered in the name of the Participant and immediately be delivered to him or her.

                                   ARTICLE IX

                           AWARD OF PERFORMANCE UNITS

     sec.9.1 AWARD OF PERFORMANCE UNITS. The Committee may award Performance Units to any Participant. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Committee at the time of Award.

     sec.9.2 PERFORMANCE PERIOD. At the time of each Performance Unit Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Award in existence at any one time, and Performance Periods may differ.

     sec.9.3 PERFORMANCE MEASURES. (a) Performance Units shall be awarded to a Participant contingent upon the attainment of Performance Goals in accordance with Section 4.5.

     sec.9.4 PERFORMANCE UNIT VALUE. Each Performance Unit shall have a maximum dollar value established by the Committee at the time of the Award. Performance Units earned will be determined by the Committee in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of Campbell Stock.

     sec.9.5 AWARD CRITERIA. In determining the number of Performance Units to be granted to any Participant, the Committee shall take into account the Participant's responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

     sec.9.6 PAYMENT. (a) Following the end of Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the performance measures for such Performance Period, as determined by the Committee.

     (b) Payment of Performance Units shall be made in cash, whether payment is made at the end of the Performance Period or is deferred pursuant to Section 10.1, except that Performance Units which are measured using Campbell Stock shall be paid in Campbell Stock. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee.

     sec.9.7 TERMINATION OF EMPLOYMENT. (a) A Performance Unit Award shall terminate for all purposes if the Participant does not remain continuously in the employ of the Campbell Group at all times during the applicable Performance Period, except as may otherwise be determined by the Committee.

     (b) In the event that a Participant holding a Performance Unit ceases to be an employee of the Campbell Group following the end of the applicable Performance Period but prior to full payment according to the terms of the Performance Unit Award, payment shall be made in accordance with terms established by the Committee for the payment of such Performance Unit.

     sec.9.8 PERFORMANCE UNIT STATEMENTS. Performance Unit Awards shall be evidenced by Performance Unit Statements.

                                   ARTICLE X

                              DEFERRAL OF PAYMENTS

     sec.10.1 ELECTION TO DEFER PERFORMANCE UNITS OR RESTRICTED STOCK. (a) A Participant may elect to defer all or a portion of any related earned Performance Units or Restricted Stock. The value of the Performance Units or Restricted Stock so deferred shall be allocated to a Deferred Account established for the Participant. Participants who are subject to tax in a foreign country are not eligible to defer payment of Performance Units or Restricted Stock unless a deferral election has been approved for the Participant by the Treasurer of the Company.

     (b) A Participant's Deferred Account for the deferral of Performance Units shall be credited at the end of the Performance Period with the measurement units as the Participant shall have elected in writing at the time of his or her election under Section 10.1(a) above. A Participant who elects to defer Restricted Stock shall be credited at the time of election with phantom Campbell Stock in the Participant's Deferred Account.

     sec.10.2 ELECTION TO DEFER DIRECTOR COMPENSATION. (a) Any non-employee Director may, by delivering a written election to the Treasurer of the Company on or before December 31 of any calendar year, elect to defer receipt of all or a specified part (10% increments) of his or her cash or Campbell Stock compensation during the calendar year following such election and succeeding calendar years.

     (b) Any person who shall become an non-employee Director during any calendar year, and who was not an non-employee Director on the preceding December 31, may, before his or her term begins, elect to defer receipt of all or a specified part of his or her cash compensation during the balance of such calendar year and for succeeding calendar years.

     (c) Any such election shall be in writing and shall be delivered to the Treasurer of the Company. Campbell Stock compensation can only be deferred into phantom Campbell Stock. Cash compensation may be deferred into any of the measurement units established under Section 10.3.

     (d) A non-employee Director's election to defer receipt of compensation shall continue until the date on which such director ceases to be a director of the Company or until he or she terminates such election by written notice delivered to the Treasurer of the company. Any such notice terminating an election to defer compensation shall be effective as of the end of the calendar year in which such notice of termination is delivered. Any amounts credited to the Deferred Accounts of an Eligible Director prior to the effectiveness of any such notice of termination shall not be affected thereby.

     sec.10.3 DEFERRAL PROCEDURES AND MEASUREMENT OF DEFERRED ACCOUNT. The Committee, or the Treasurer of the Company, if designated by the Committee, shall establish procedures and rules regarding the timing of deferred elections, the time period for deferral, the maximum number of annual installment payments, the measurement units for valuing Deferred Accounts, transfer of the balances in Deferred Accounts among measurement units, statements of Deferred Accounts, the time and manner of payment of Deferred Accounts, and other administrative items for Deferred Accounts.

     sec.10.4 PAYMENT IN EVENT OF DEATH. If the Participant dies (before or after his or her retirement), any portion of his or her Deferred Account then unpaid shall be paid to the beneficiaries named in the most recent beneficiary designation filed with the Treasurer of the Company or, in the absence of such designation, paid to, or as directed by, his or her Personal Representative, in such one or more installments as the Participant may have elected, in writing, coincident with the election made pursuant to Section 10.1.

     sec.10.5 FINANCIAL HARDSHIP. (a) In the event a Participant, before termination of his or her employment, experiences financial hardship, the Participant may request, and the Committee, or the Treasurer of the Company if designated by the Committee, may grant, a distribution in one lump sum of such portion of the amount credited to the Participant's Deferred Account as is required to relieve such financial hardship and is not reasonably available from the Participant's other resources. Such request shall be irrevocable and shall be made at least two months in advance of the distribution.

     (b) In the event a Participant, after termination of his or her employment, experiences financial hardship, the Participant may request, and the Committee in its sole discretion may grant, an acceleration of the Participant's elected number of installments under Section 10.4, to the extent necessary to relieve such financial hardship.

     (c) For purposes of this Section 10.5, a distribution will be on account of "financial hardship" if the distribution is necessary due to severe and unanticipated financial hardship caused by an event beyond the control of the Participant. The Committee, in its sole discretion, shall determine whether or not a Participant has experienced "financial hardship" within the meaning of this Section 10.5.

     sec.10.6 CONDITIONS OF PAYMENT OF DEFERRED ACCOUNTS. Prior to a Change in Control (as hereinafter defined), a Participant who is discharged for willful, deliberate or gross misconduct as determined by the Company shall, unless otherwise determined by the Committee in connection with the termination of his or her employment, lose any right to receive payment of his or her Deferred Account.

     No installment of a Deferred Account of a Participant whose service with the Campbell Group shall have terminated by retirement or otherwise shall be paid unless, from the time of termination until the time for such payment or until his or her death, whichever happens first, the Participant shall have continuously refrained from engaging in any business directly or indirectly competitive with the Campbell Group. If the Participant violates this condition, all rights in the unpaid portion of his or her Deferred Account shall be forfeited to the Company. The Committee may waive this condition, upon the written request of a Participant, if in its sole judgment the nonfulfillment of the condition will have no substantial adverse effect upon the Campbell Group. The request shall fully describe the proposed competitive activity, and the waiver shall be limited to the specific competitive activity so described.

     sec.10.7 RIGHTS UNSECURED. The right of a Participant to receive any unpaid portion of his or her Deferred Accounts shall be an unsecured claim against the general assets of the Company.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     sec.11.1 NONTRANSFERABILITY. Unless otherwise provided by the Committee, no option, SAR, share of Restricted Stock, or Performance Unit under the Plan shall be transferable by the Participant otherwise than by will or, if the Participant dies intestate, by the laws of descent and distribution. All Awards shall be exercisable or received during the Participant's lifetime only by such Participant or his Personal Representative. Any transfer contrary to this
Section 11.1 will nullify the Option, SAR, Performance Unit, or share of Restricted Stock.

     sec.11.2 ADJUSTMENTS UPON CHANGES IN STOCK. In case of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments may be made by the Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in Deferred Accounts and in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the price per share subject to outstanding Options or which may be issued under outstanding Restricted Stock Awards or pursuant to unrestricted Campbell Stock Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan, subject to Article VII, to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis, including modifications of Performance Goals and changes in the length of Performance Periods.

     sec.11.3 AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN. (a) The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend, subject to Section 7.6, the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without shareowner approval, (i) except as provided in Sections
7.2 and 11.2, increase the number of shares of Campbell Stock which may be issued under the Plan, (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participating in the Plan, or (iv) extend the termination date of the Plan. No such amendment, suspension, or termination shall alter or impair any outstanding Options, SARs, shares of Restricted Stock, or Performance Units without the consent of the Participant affected thereby.

     (b) With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Options. Restricted Stock Awards, or Performance Unit Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Options, SARs, Restricted Stock Awards, or Performance Unit Awards as so modified or amended, including without limitation, to change the date or dates as of which such Options or SARs may be exercised, to remove the restrictions on shares of Restricted Stock, or to modify the manner in which Performance Units are determined and paid.

     sec.11.4 NONUNIFORM DETERMINATIONS. The Committee's determinations under the Plan, including without limitation, (i) the determination of the Key Employees to receive Awards, (ii) the form, amount, and timing of such Awards,
(iii) the terms and provisions of such Awards and (iv) the Statements evidencing the same, need not be uniform and may be made by it selectively among Key Employees who receive, or who are eligible to receive, Awards under the Plan, whether or not such Key Employees are similarly situated. This Section 11.4 shall not apply to current Campbell Stock Awards to non-employee Directors which shall be uniform and non-discretionary in accordance with Article VII.

     sec.11.5 GENERAL RESTRICTION. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Campbell Stock subject or related thereto upon any securities exchange or under any state or federal law (ii) the consent or approval of any government or regulatory body, or (iii) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     sec.11.6 NO RIGHT TO EMPLOYMENT. Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

                                  ARTICLE XII

                        CHANGE IN CONTROL OF THE COMPANY

     sec.12.1 CONTRARY PROVISIONS. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XII shall govern and supersede any inconsistent terms or provisions of the Plan.

     sec.12.2 DEFINITIONS.

     CHANGE IN CONTROL. (a) For purposes of the Plan "Change in Control" shall mean any of the following events: (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section 12.2(a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

     (b) The individuals who, as of January 25, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareowners, of any new Director was approved by a vote of at least two-thirds of the Incumbent Board, such new Director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; or

     (c) Approval by shareowners of the Company of (1) a merger or consolidation involving the Company if the shareowners of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

     (d) Acceptance of shareowners of the Company of shares in a share exchange if the shareowners of the Company, immediately before such share exchange, do not own, directly or indirectly immediately following such share exchange, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareowners of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition, (iii) any "Grandfathered Dorrance Family Shareowner" (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family Shareowner but only if such Person has executed an agreement which is approved by two-thirds of the Board and pursuant to which such Person has agreed that he (or they) will not increase his (or their) Beneficial Ownership (directly or indirectly) to 30% or more of the outstanding Voting Securities (the "Standstill Agreement") and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, "Grandfathered Dorrance Family Shareowner" shall mean at any time a "Dorrance Family Shareowner" (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities Beneficially Owned by such individual on January 25, 1990, (w) Voting Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family Shareowner, (y) Voting Securities which are also Beneficially Owned by other Grandfathered Dorrance Family Shareowners at the time in question, and (z) Voting Securities acquired after January 25, 1990 other than directly from the Company or from another Grandfathered Dorrance Family Shareowner by any "Dorrance Grandchild" (as hereinafter defined) provided that the aggregate amount of Voting Securities so acquired by each such Dorrance Grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. A "Dorrance Family Shareowner" who or which is at the time in question the Beneficial Owner of Voting Securities which are not specified in clauses (v), (w), (x), (y) and (z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family Shareowner at the time in question. For purposes of this Section, "Dorrance Family Shareowners" shall mean individuals who are descendants of the late Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A "Dorrance Grandchild" means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild's descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild's descendants.

     Moreover, notwithstanding the foregoing, (i) a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur and (ii) a Change in Control described in sec.12.2(a) with respect to any Participant shall not be deemed to occur by reason of the Participant's acquisition of Beneficial Ownership (including the acquisition of Beneficial Ownership by a group of which the Participant is a member) with respect to any transaction on which the Participant would rely on Rule 16b-3(e) promulgated under the Exchange Act.

     CAUSE. For purposes of the Plan the term, "Cause" shall mean the termination of a Participant's employment by reason of his or her (a) conviction of a felony or (b) engaging in conduct which constitutes willful gross misconduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. No act, nor failure to act, on the Employee's part, shall be considered "willful" unless he or she has acted, or failed to act, with an absence of good faith and without a reasonable belief that his or her action or failure to act was in the best interest of the Company.

     sec.12.3 "ADJUSTED FAIR MARKET VALUE" means, in the event of a Change in Control, the greater of (a) the highest price per share of Campbell Stock paid to holders of the shares of Campbell Stock in any transaction (or series of transactions) constituting or resulting in a Change in Control or (b) the highest Fair Market Value of a share of Campbell Stock during the ninety (90) day period ending on the date of a Change in Control.

     sec.12.4 Upon a Change in Control, (a) all Options and SARs outstanding on the date of such Change in Control shall become immediately and fully exercisable and (b) any Participant who may be subject to liability under
Section 16(b) of Securities Exchange Act of 1934, as amended, will be permitted to surrender for cancellation for a period of sixty (60) days commencing after the later of such Change in Control or the expiration of six months from the date of grant, any Option or SAR (or portion of an Option or SAR), to the extent not yet exercised and the Participant will be entitled to receive a cash payment in an amount equal to the excess, if any, in respect of each Option or SAR surrendered, (1)(i) except as described in clause (ii) below, the greater of (x) the Fair Market Value, on the date preceding the date of surrender of the shares subject to the Option or SAR (or portion thereof) surrendered or (y) the Adjusted Fair Market Value of the Shares subject to the Option or SAR (or portion thereof) surrendered or (ii) in the case of an Incentive Stock Option or an SAR issued in connection with an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or SAR (or portion thereof) surrendered, over (2) the aggregate purchase price for such Shares under the Option or SAR.

     sec.12.5 Upon a Change in Control, all restrictions upon any shares of Restricted Stock other than Restricted Stock which is subject to performance related restrictions ("Performance Restricted Stock") shall lapse immediately and all such shares shall become fully vested in the Participant and shall promptly be delivered to the Participant.

     sec.12.6 (a) Upon a Change in Control, the Participant shall (1) become vested in, and restrictions shall lapse on, the greater of (i) fifty percent (50%) of the Performance Restricted Stock or Performance Units or (ii) a pro rata portion of such Performance Restricted Campbell Stock based on the portion of the Performance Period that has elapsed to the date of the Change in Control and the aggregate vesting percentage determined pursuant to this clause (ii) shall be applied to vesting first such awards granted the farthest in time preceding the Change in Control (the "Vested Performance Awards") and (2) be entitled to receive (A) in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within thirty (30) days after such Change in Control equal to the product of the then current value of a Performance Unit multiplied by the number of Performance Units which become vested in accordance with this sec.12.6 and (B) in respect of all shares of Performance Restricted Stock which become vested as a result of a Change in Control, the prompt delivery of such shares.

     (b) With respect to any shares of Performance Restricted Stock or Performance Units which do not become vested pursuant to sec.12.6(a) (the "Continuing Awards"), such shares or units (or the proceeds thereof) shall continue to be outstanding for the remainder of the applicable Performance Period (as if such shares or units were the only shares or units granted in respect of each such Performance Period) and subject to the applicable Award Criteria as modified below.

     sec.12.7 DEFERRED ACCOUNTS. (a) Upon a Change in Control, each share of phantom Campbell Stock credited to a Participant's Deferred Account shall be converted into cash in an amount equal to the greater of (a) the Fair Market Value per share of the Campbell Stock or (b) Adjusted Fair Market Value and shall thereafter be transferred to measurement units in accordance with the Participant's instructions pursuant to Section 10.3.

     (b) Upon a Participant's termination of employment by the Participant or by his or her employer for any reason (other than for Cause) within two years following a Change in Control, the Company shall pay in a lump sum cash payment the value of his or her Deferred Account (together with any interest accrued thereon to the date of payment).

     (c) Immediately upon a Change in Control, regardless of whether a non-employee Director's services as a member of the Board cease, he or she shall receive any amounts credited to his or her Deferred Accounts to the date of the Change in Control in one lump-sum payment.

     sec.12.8 AMENDMENT OR TERMINATION. (a) This Article XII shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

     (b) For a period of twenty-four (24) months following a Change in Control, the Plan shall not be terminated (unless replaced by a comparable long-term incentive plan) and during such period the Plan (or such replacement plan) shall be administered in a manner such that Participants will be provided with long-term incentive awards producing reward opportunities generally comparable to those provided prior to the Change in Control. Any amendment or termination of the Plan prior to a Change in Control which (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (2) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

     (c) Following a Change in Control, the Plan shall be amended as necessary to make appropriate adjustments to the Award Criteria for the Continuing Awards for (a) any negative effect that the costs and expenses incurred by the Company and its Subsidiaries in connection with the Change in Control may have on the achievement of Performance Goals under the Plan and (b) any changes to the Company and/or its Subsidiaries (including, but not limited to, changes in corporate structure, capitalization and increased interest expense as a result of the incurrence or assumption by the Company of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and Award Criteria for comparable performance under the Plan as in effect on the date immediately prior to the Change in Control.

     sec.12.9 TRUST ARRANGEMENT. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company's general creditors; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

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

                                                                      APPENDIX B

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          (CAMPBELL SOUP COMPANY LOGO)

                                ---------------

                      Management Worldwide Incentive Plan

                          ---------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          (CAMPBELL SOUP COMPANY LOGO)

                      MANAGEMENT WORLDWIDE INCENTIVE PLAN

                               TABLE OF CONTENTS

ARTICLE                                                                                    PAGE
- -------                                                                                    ----
 I.       Purpose......................................................................     B-1
 II.      Definitions..................................................................     B-1
 III.     Administration...............................................................     B-1
 IV.      Participation................................................................     B-2
 V.       Granting of Awards...........................................................     B-2
 VI.      Payment of Additional Compensation...........................................     B-3
 VII.     Contingent Award Accounts....................................................     B-3
 VIII.    Time of Payment of Contingent Awards.........................................     B-4
 IX.      Delivery of Restricted Campbell Stock........................................     B-4
 X.       Restrictions.................................................................     B-5
 XI.      Release of Restricted Campbell Stock.........................................     B-5
 XII.     Conditions of Payment of Contingent Awards of Restricted Campbell Stock......     B-5
 XIII.    Limitations..................................................................     B-6
 XIV.     Amendment, Suspension or Termination of the Plan in Whole or in Part.........     B-6
 XV.      Change in Control of the Company.............................................     B-6

I. PURPOSE

     The purposes of the Plan are to attract, motivate and retain high caliber employees and to provide meaningful individual and group incentives within Campbell Soup Company and its subsidiary corporations.

II. DEFINITIONS

     When used in the Plan these words and phrases shall have these meanings:

     "Board":  the Board of Directors of the Company.

     "Campbell Stock":  Capital Stock of the Company.

     "Committee": those members, need not be less than three, of the Compensation Committee of the Board who, at the time of service on the Committee hereunder, are, and at all times within one year prior thereto shall have been, not eligible for selection as persons to whom awards may be granted, or to whom stock options may be granted, pursuant to the Plan or any other plan of the Company or any of its affiliates except for nondiscretionary awards pursuant to the Campbell Soup Company 1994 Long-Term Incentive Plan. All members of the Committee shall be "outside directors" as defined or interpreted for purposes of
Section 162(m) of the Internal Revenue Code. A majority (but not less than three) of such members may determine the actions of the Committee and fix the time and place of its meetings.

     "Company":  Campbell Soup Company and its successors and assigns.

     "Contingent Award": an award of deferred and conditional incentive compensation in accordance with Article VII.

     "Contingent Award Account": the account established on the books of the Company for a Participant receiving a Contingent Award.

     "Eligible Employee": a person who at the end of the fiscal year is a regular full-time salaried employee of the Company or a Subsidiary and who, in the opinion of the Committee, is a key employee whose performance can contribute to the successful management of the Company or a Subsidiary, including a person whose services terminated before the end of the fiscal year, but not including a person serving only as a Director of the Company or a Subsidiary.

     "Family Member": the spouse, a child, a stepchild, a parent, a brother or a sister of the Participant, or any other person in such class of relationship to the Participant as the Committee may approve.

     "Market Price": price of the closing sale (or last bid on a day when no sale occurs) of Campbell Stock on the New York Stock Exchange composite tape.

     "Performance Goals":  the goals established by the Committee pursuant to
Article V.

     "Participant": a person to whom an award of incentive compensation has been made under the Plan.

     "President":  the President of the Company.

     'Restricted Campbell Stock": Campbell Stock delivered subject to the restrictions described in the Plan.

     "Shareowners":  the Shareowners of the Company.

     "Subsidiary": a corporation, domestic or foreign, the majority of the voting stock of which is owned directly or indirectly by the Company.

III. ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have all necessary powers to administer and interpret the Plan, such powers to include the authority to select Eligible Employees to whom awards may be granted under the Plan and to determine the amount of any award of incentive compensation to be granted to any Eligible Employee, except that the amount of any incentive compensation to be granted by the Committee to any Eligible Employee who is also a Director of the Company shall be approved by the Board. A Director shall not participate in a vote approving the amount of the grant to himself or herself. The Committee shall have full power and authority to adopt such rules, regulations and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its Shareowners and any employee of the Company or any Subsidiary.

IV. PARTICIPATION

     Participants in the Plan shall be selected by the Committee from among Eligible Employees based upon such criteria as the Committee may from time to time determine.

V. GRANTING OF AWARDS

     (1) Prior to the beginning of a each fiscal year the Committee will establish in writing, Performance Goals for the Company and its various operating units. The goals will be comprised of specified annual levels of one or more performance criteria as the Committee may deem appropriate such as: earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, cash return on assets, shareowner return, or return on capital. The Committee may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Goals. Awards may also be payable when Company performance, as measured by one or more of the above criteria, as compared to peer companies meets or exceeds an objective target established by the Committee.

     (2) Prior to the close of each fiscal year, the Committee shall:

          (a) be advised by such appropriate officer of the Company as it may request, of the recommended estimated aggregate amount of awards of incentive compensation to be granted under the Plan for such fiscal year; and

          (b) determine whether awards shall be granted under the Plan for the fiscal year and if so, determine, the classes of employees eligible to receive awards of incentive compensation based upon job grade and salary levels and such other procedures for the granting of the awards as the Committee may deem desirable.

     The class of employees determined to be eligible for awards shall not be subject to change after the close of the fiscal year.

     (3) After the close of the fiscal year, the Committee may fix a maximum aggregate dollar amount which may be granted for awards for that fiscal year. The amounts of awards to be granted with respect to particular employees within the eligible classes may be determined after the close of the fiscal year under procedures established by the Committee.

     (4) The Committee shall, in granting awards to particular Eligible Employees for any fiscal year, take into consideration (a) the performance of the Company or the organizational unit of the Eligible Employee based upon attainment of Performance Goals and (b) as between Participants, the contribution of the Participant during the fiscal year to the success of the Company, including the Participant's (i) position and level of responsibility,
(ii) business unit, division or department achievements, and (iii) management assessment of individual performance. No award or awards may be granted to any Participant for the same fiscal year that exceeds in the aggregate $3 million. The Committee shall have no discretion to increase such Awards.

     (5) The Committee shall have complete discretion with respect to the determination of the Eligible Employees to whom awards of incentive compensation shall be granted and the granting of such awards, except that the amount of any incentive compensation to be granted by the Committee to any Eligible Employee who is also a Director of the Company shall be approved by the Board in accordance with Article III.

     (6) Notwithstanding any other provision of the Plan, the Committee may not grant any award for any fiscal year, prior to a Change in Control (as hereinafter defined), in which no cash dividend shall have been paid on Campbell Stock.

VI. PAYMENT OF ADDITIONAL COMPENSATION

     Incentive compensation awards made pursuant to Article V that do not exceed $10,000 shall be paid entirely in cash as soon as practicable after grant approval, unless in the case of a Participant employed by a majority-owned, direct or indirect, foreign subsidiary of the Company the Committee determines otherwise.

     If an award exceeds $10,000, the Committee shall determine how much, if any, shall be paid in cash, how much, if any, shall be deferred and made conditional as a Contingent Award, and how much, if any, shall be distributed in the form of Restricted Campbell Stock, provided, however, that the Committee may determine that an award of a lesser amount to a Participant employed by a majority-owned, direct or indirect, foreign subsidiary of the Company may be deferred in whole or in part in like manner.

     The Committee's determinations may be made on an individual basis or on the basis of classifications of age, salary, or other criteria. The Committee may take into consideration any preference an Eligible Employee may have expressed in writing not less than 30 days prior to the end of the fiscal year for which the award is made.

     The portion of each award to be in the form of Restricted Campbell Stock shall be paid and delivered as soon as practicable after grant approval. The number of shares of Restricted Campbell Stock shall be determined in accordance with Article IX.

     The Company may make deliveries of Contingent Campbell Stock and Restricted Campbell Stock in shares of Campbell Stock purchased by the Company (at such time or times and in such manner as it may determine) or held in the treasury, or in shares of authorized but previously unissued Campbell Stock. The Company shall be under no obligation to acquire Campbell Stock for delivery of an installment of Contingent Campbell Stock before it is due.

VII. CONTINGENT AWARD ACCOUNTS

     (1) A Participant's Contingent Award Account shall be credited with the measurement units elected by the Participant in writing at the time of the submission of his or her request to defer.

     (2) The Committee, or the Treasurer of the Company, if designated by the Committee, shall establish procedures and rules regarding the maximum number of annual installment payments, the measurement units for valuing Contingent Award Accounts, transfer of the balances in Contingent Award Accounts among measurement units, the time and manner of payment of Contingent Award Accounts, and other administrative items for Contingent Award Accounts.

     (3) The Company shall give each Participant receiving a Contingent Award a statement of his or her Contingent Award Account at the end of each fiscal year.

VIII. TIME OF PAYMENT OF CONTINGENT AWARDS

     (1) After termination of a Participant's employment, by retirement or for any reason other than death or discharge for willful, deliberate or gross misconduct as determined by the Company, any amounts credited to his or her Contingent Award Account shall, subject to Article XII, be delivered to the Participant in such number of annual installments

          (a) As he or she may elect in writing at least one year before such termination, or in the absence of such election,

          (b) As the Committee, or, with respect to a Participant who is not a director or an executive officer, as the Treasurer of the Company, if designated by the Committee as its delegate, may determine prior to payment of the first installment.

The election afforded by this paragraph shall apply to all amounts credited to his or her Contingent Award Account whether credited before or after any amendment to this Plan or before or after the date of such election.

     If he or she dies (before or after his or her retirement), any portion of his or her Contingent Award Account then undelivered shall be delivered to the beneficiaries named in the most recent beneficiary designation filed with the Treasurer of the Company or in the absence of such designation, delivered to, or as directed by, his or her legal representatives, in such one or more installments as the Committee, or with respect to a Participant who is not a director or an executive officer, as the Treasurer of the Company, if designated by the Committee as its delegate, may then determine.

     (2) In the event a Participant, before termination of his or her employment, experiences financial hardship, the Participant may request, and the Committee, or the Treasurer of the Company if designated by the Committee, may grant, a distribution in one lump sum of such portion of the amount credited to the Participant's Contingent Account as is required to relieve such financial hardship and is not reasonably available from the Participant's other resources. Such request shall be irrevocable and shall be made at least two months in advance of the distribution.

     In the event a Participant, after termination of his or her employment, experiences financial hardship, the Participant may request, and the Committee in its sole discretion may grant, an acceleration of the Participant's elected number of installments to the extent necessary to relieve such financial hardship.

     A distribution will be on account of "financial hardship" if the distribution is necessary due to severe and unanticipated financial hardship caused by an event beyond the control of the Participant. The Committee, in its sole discretion, shall determine whether or not a Participant has experienced "financial hardship."

     (3) The right of a Participant to receive any unpaid portion of his or her Deferred Accounts shall be an unsecured claim against the general assets of the Company.

IX. DELIVERY OF RESTRICTED CAMPBELL STOCK

     The amount of the award of each Participant to be delivered in the form of Restricted Campbell Stock shall be divided by an amount equal to the average of the Market Prices for the first 20 of the last 30 trading days before the date of the grant approval of such award to him or her pursuant to Article V. There shall be transferred into the Participant's name a number of shares of Restricted Campbell Stock equal to the whole number of the quotient, and, if the amount of his or her award to be in the form of Restricted Campbell Stock is not evenly divisible by such average price, the remainder shall be paid to him or her in cash.

     A certificate or certificates for such shares registered in the name of the Participant shall be delivered to the Participant who shall thereupon be a Shareowner and have all the rights of a Shareowner with respect to such shares, including the right to vote such shares and to receive all dividends or other distributions made or paid with respect to such shares; provided, that the shares themselves, and any new, additional or different securities he or she may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions hereafter described. In aid of such restrictions, the Participant shall deposit all certificates for Restricted Campbell Stock together with stock powers or other instruments of transfer appropriately endorsed in blank by him or her, in a bank selected by the Company in a deposit account under a deposit agreement in a form agreed by the Committee.

X. RESTRICTIONS

     Prior to their release as provided in Article XI, shares of Restricted Campbell Stock held for a Participant in a deposit account may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of by him or her; provided, that nothing herein shall preclude a Participant from making a gift of any such Restricted Campbell Stock to a Family Member or to a trust of which the beneficiary or beneficiaries of the corpus and the income shall be either the Participant or a Family Member. In the event of such gift, the Restricted Campbell Stock shall remain subject to the restrictions, obligations and conditions set forth herein.

XI. RELEASE OF RESTRICTED CAMPBELL STOCK

     After termination of a Participant's employment, by retirement or for any other reason other than death or discharge for willful, deliberate or gross misconduct as determined by the Company, the shares of Restricted Campbell Stock held for him or her in a deposit account shall, subject to the provisions of
Article XII, be released to him or her in such number of annual installments

          (1) As he or she may elect in writing at least one year before such termination, or in the absence of such election,

          (2) As the Committee may determine prior to distribution of the first installment of Restricted Campbell Stock, except that the number of installments shall not exceed 15 plus the number of full years by which such termination precedes his or her normal retirement date.

     In the event the Participant cannot make an election under this Article XI within the time provided, but has made an election under Article VIII, the latter election shall be considered to be an effective election under this
Article XI.

     If the Participant dies (before or after retirement) the shares of Restricted Campbell Stock then held in the deposit account shall be delivered to, or as directed by, his or her legal representatives, in such one or more installments as the Committee may then determine.

XII. CONDITIONS OF PAYMENT OF CONTINGENT AWARDS AND RELEASE OF RESTRICTED CAMPBELL STOCK

     Prior to a Change in Control, no installment of a Contingent Award and no shares of Restricted Campbell Stock credited to the account of, or held in a deposit account for, a Participant whose service with the Company or a Subsidiary shall have terminated shall be paid or released to the Participant unless, from the time of termination until the time for such payment or release or until his or her death, whichever happens first, he or she shall have continuously refrained from engaging in any business directly or indirectly competitive with the Company or any Subsidiary or affiliate. If the Participant violates this condition, no further installment shall be delivered to him or her and no further Restricted Campbell Stock held in a deposit account shall be released to him or her and all rights in the undelivered portion of his or her Contingent Award Account and in the unreleased Restricted Campbell Stock in his or her deposit account shall be forfeited to the Company.

     The Committee may waive this condition, upon the written request of a Participant, if in its sole judgment the nonfulfillment of the condition will have no substantial adverse effect upon the Company or any Subsidiary or affiliate. The request shall fully describe the proposed competitive activity, and the waiver shall be limited to the specific competitive activity so described.

     If a Participant is discharged for willful, deliberate or gross misconduct as determined by the Company, all rights to his or her Contingent Award Account and to any Restricted Campbell Stock held for the Participant in a deposit account shall be forfeited to the Company.

XIII. LIMITATIONS

     No person shall at any time have any right to be granted an award hereunder for any fiscal year, and no person shall have authority to enter into an agreement committing the Company to make or pay an award, nor shall any person have authority to make any representation or warranty on behalf of the Company with respect thereto.

     Participants receiving awards shall have no rights to such awards except as set forth in this Plan. Except as provided in Article X, such rights may not be assigned or transferred except by will or by the laws of descent and distribution and, in the event any attempt shall be made to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of Restricted Campbell Stock held for a Participant in a deposit account prior to their release, such shares shall be forfeited to the Company. Before delivery of Contingent Campbell Stock, no shares of Campbell Stock shall be earmarked for the Participants' accounts nor shall they have any rights as Shareowners with respect thereto.

     Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

XIV. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN IN WHOLE OR IN PART

     The Board may amend, suspend or terminate the Plan in whole or in part; but it may not affect adversely rights or obligations with respect to awards theretofore made, nor shall an amendment substantially increasing the cost of the Plan be made unless previously approved by the Shareowners. Material amendments by the Board shall be reported to the Shareowners and, commencing not later than 1980 and at least once every five years thereafter, the Plan shall be submitted to Shareowners. The Plan may be altered, changed or repealed by the Shareowners; but such action shall not affect adversely rights or obligations with respect to awards theretofore made.

XV. CHANGE IN CONTROL OF THE COMPANY

     (1) Contrary Provisions. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XV shall govern and supersede any inconsistent terms or provisions of the Plan.

     (2) Definitions.

     Change in Control. For purposes of the Plan "Change in Control" shall mean any of the following events:

          (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section 2a, the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          (b) The individuals who, as of January 25, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's Shareowners, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; or

          (c) Approval by Shareowners of the Company of (1) a merger or consolidation involving the Company if the Shareowners of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

          (d) Acceptance of Shareowners of the Company of shares in a share exchange if the Shareowners of the Company, immediately before such share exchange, do not own, directly or indirectly immediately following such share exchange, more than eighty percent (80%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty-five percent (25%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the Shareowners of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition, (iii) any "Grandfathered Dorrance Family Shareowner" (as hereinafter defined) or (iv) any Person who has acquired such Voting Securities directly from any Grandfathered Dorrance Family Shareowner but only if such Person has executed an agreement which is approved by two-thirds of the Board and pursuant to which such Person has agreed that he (or they) will not increase his (or their) Beneficial Ownership (directly or indirectly) to 30% or more of the outstanding Voting Securities (the "Standstill Agreement") and only for the period during which the Standstill Agreement is effective and fully honored by such Person. For purposes of this Section, "Grandfathered Dorrance Family Shareowner" shall mean at any time a "Dorrance Family Shareowner" (as hereinafter defined) who or which is at the time in question the Beneficial Owner solely of (v) Voting Securities Beneficially Owned by such individual on January 25, 1990, (w) Voting Securities acquired directly from the Company, (x) Voting Securities acquired directly from another Grandfathered Dorrance Family Shareowner, (y) Voting Securities which are also Beneficially Owned by other Grandfathered Dorrance Family Shareowners at the time in question, and (z) Voting Securities acquired after January 25, 1990 other than directly from the Company or from another Grandfathered Dorrance Family Shareowner by any "Dorrance Grandchild" (as hereinafter defined) provided that the aggregate amount of Voting Securities so acquired by each such Dorrance Grandchild shall not exceed five percent (5%) of the Voting Securities outstanding at the time of such acquisition. A "Dorrance Family Shareowner" who or which is at the time in question the Beneficial Owner of Voting Securities which are not specified in clauses (v), (w), (x), (y) and (z) of the immediately preceding sentence shall not be a Grandfathered Dorrance Family Shareowner at the time in question. For purposes of this Section, "Dorrance Family Shareowners" shall mean individuals who are descendants of the late Dr. John T. Dorrance, Sr. and/or the spouses, fiduciaries and foundations of such descendants. A "Dorrance Grandchild" means as to each particular grandchild of the late Dr. John T. Dorrance, Sr., all of the following taken collectively: such grandchild, such grandchild's descendants and/or the spouses, fiduciaries and foundations of such grandchild and such grandchild's descendants.

     Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     Cause. For purposes of the Plan, the term Cause shall mean the termination of a Participant's employment by reason of his or her (a) conviction of a felony or (b) engaging in conduct which constitutes willful gross misconduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. No act, nor failure to act, on the Employee's part, shall be considered "willful" unless he or she has acted, or failed to act, with an absence of good faith and without a reasonable belief that his or her action or failure to act was in the best interest of the Company.

     (3) Change in Control Year. During any fiscal year in which a Change in Control occurs (the "Change in Control Year") each Eligible Employee who is a Participant on the date immediately prior to the Change in Control (a) whose employment with his or her employer is terminated prior to the end of the Change in Control Year for any reason (other than by his or her employer for Cause) or
(b) who is in the employ of the Company or any Subsidiary on the last day of the Change in Control Year, shall be entitled to receive, within thirty (30) days thereafter, a cash payment equal to the greater of (x) his or her target award for the Change in Control Year or (y) the average of the awards paid or payable under the Plan for the two most recent fiscal years ended prior to the Change in Control Year (the "Award"); provided, however that the amount of the Award to be paid to each Participant as provided in clause (a) above shall be multiplied by a fraction, the numerator of which shall be the number of calendar days from and including the first day of the Change in Control Year through and including the date the Participant's employment is terminated and the denominator of which shall be 365; provided, further, however, that the Award to be paid to any Participant who is a party to an individual severance agreement shall be reduced by the amount of the "Pro Rata Bonus" (as defined in the severance agreement) that such Participant receives under the severance agreement.

     (4) Contingent Awards Accounts.

          (a) Upon a Change in Control, each share of Campbell Stock credited to a Participant's Contingent Award Account (other than those represented by issued and outstanding shares) shall be converted into cash in an amount equal to the greater of (a) the highest price per share of the Campbell Stock paid to holders of the shares of Campbell Stock in any transaction (or series of transactions) constituting or resulting in a Change in Control or (b) the highest fair market value of a share of Campbell Stock during the ninety (90) day period ending on the date of a Change in Control, and shall thereafter be transferred to measurement units in accordance with the Participant's instructions as provided in Section (2) of Article VII.

          (b) Upon a Participant's termination of employment by the Participant or by his or her employer for any reason (other than for Cause) within two
     (2) years following a Change in Control, the Company shall pay in a lump sum cash payment the value of his or her Contingent Award Account (together with any interest accrued thereon to the date of payment).

     (5) Restricted Campbell Stock. Upon a Change in Control, all restrictions on outstanding shares of Restricted Campbell Stock shall lapse and all such shares shall become 100% vested.

     (6) Continuation of the Plan. For a period of two (2) years following a Change in Control, the Plan shall not be terminated or amended in any way (including, but not limited to, restricting or limiting any Eligible Employee's right to participate in the Plan), nor shall the manner in which the Plan is administered be changed in a way that adversely affects the level of participation or reward opportunities of any Participant; provided, however, that the Plan shall be amended as necessary to make appropriate adjustments for (a) any negative effect that the costs and expenses incurred by the Company and its Subsidiaries in connection with the Change in Control may have on the benefits payable under the Plan and (b) any changes to the Company and/or its Subsidiaries (including, but not limited to, changes in corporate structure, capitalization and increased interest expense as a result of the incurrence or assumption by the Company of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and performance targets for comparable performance under the Plan as in effect on the date immediately prior to the Change in Control.

     (7) Amendment or Termination.

          (a) This Article XV shall not be amended or terminated at any time.

          (b) Any amendment or termination of the Plan prior to a Change in Control which (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (2) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

     (8) Trust Arrangement. All benefits under the Plan shall be paid by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                    PAVILION THEATER -- GARDEN STATE PARK
            ROUTE 70, CHERRY HILL, NJ  08034-0649    (609)488-8400

                                  [FIGURE 2]

                          [CAMPBELL SOUP COMPANY LOGO]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P                 FOR THE ANNUAL MEETING ON NOVEMBER 17, 1994

R The undersigned hereby appoints D.W. Johnson, or, in his absence, J.M. Coleman, or, in the absence of both of them, J.J. Furey, and each
O or any of them, proxies with full power of substitution in each, to vote all shares the undersigned is entitled to vote, including any
X        shares held under the Dividend Reinvestment Plan, at the Annual
         Meeting of Shareowners of Campbell Soup Company to be held at the
Y Pavilion Theater at Garden State Park, Route 70, Cherry Hill, New Jersey, at 10:30 a.m. and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to on the reverse side hereof. If the undersigned is a participant in one of the Campbell Soup Company Savings and 401(k) Plans or in the Campbell Soup Company Employee Savings and Stock Bonus Plan or in the Campbell Soup Company Ltd Employee Savings and Stock Bonus Plan (any of such plans, a "Savings Plan"), then the undersigned hereby directs the respective trustee of the applicable Savings Plan to vote all shares of Campbell Soup Company Capital Stock in the undersigned's Savings Plan account at the aforesaid Annual Meeting and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to on the reverse side hereof.

                                                                                                  (Change of Address/Comments)
         1. ELECTION OF DIRECTORS
                                                                                            ------------------------------------
         Nominees: A.A. App, R.A. Beck, E.M. Carpenter, B. Dorrance, J.T. Dorrance, III,
         T.W. Field, Jr., D.W. Johnson, P.E. Lippincott, M.A. Malone, C.H. Mott,            ------------------------------------
         R.A. Pfeiffer, Jr., D.M. Stewart, G. Strawbridge, Jr., R.J. Vlasic and
         C.C. Weber                                                                         ------------------------------------

         Directors recommend a vote FOR                                                     ------------------------------------

                                                                                            (If you have written in the above
                                                                                            space, please mark the corresponding
                                                                                            box on the reverse side of this card)

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE MARKED.
PLEASE RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





                                                                 / SEE REVERSE /
                                                                 /    SIDE     /

                          [CAMPBELL SOUP COMPANY LOGO]


                         ANNUAL MEETING OF SHAREOWNERS
                               NOVEMBER 17, 1994
                                   10:30 A.M.
                                PAVILION THEATER
                               GARDEN STATE PARK
                                    ROUTE 70
                                CHERRY HILL, NJ

/X/  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

     YOUR SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS (OR, IN THE CASE OF SHARES HELD IN A SAVINGS PLAN, WILL BE VOTED AT THE DISCRETION OF THE TRUSTEE) UNLESS YOU OTHERWISE INDICATE IN WHICH CASE THEY WILL BE VOTED AS MARKED.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.


                 FOR             WITHHELD                              FOR  AGAINST  ABSTAIN                   FOR  AGAINST  ABSTAIN
1. Election of                             2. Approve the 1994 Long-                           4. Ratification
   Directors                                  Term Incentive Plan and                             of Appointment
   (see reverse)                              Amendments to 1984 Long-                            of Auditors
FOR, except vote withheld from the            Term Incentive Plan
 following nominee(s):
                                           3. Approve the Management
                                              Worldwide Incentive Plan
                                                                                        THE BOARD RECOMMENDS A VOTE AGAINST ITEM 5.
                                                                                                               FOR  AGAINST  ABSTAIN
                                                                                               5. Shareowner
                                                                                                  Proposal:
                                                                                                  Political
                                                                                                  Contributions

                                                                             MARK THIS BOX TO     Mark this box   Change of
                                                                             OBTAIN A TICKET OF   if you plan     address:
                                                                             ADMISSION TO THE     to use the      Mark this box
                                                                             MEETING.             van service.    and see the
                                                                                                                  reverse side.

                                                                             NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT
                                                                             OWNERS SHOULD EACH SIGN. WHEN SIGNING AS
                                                                             ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                                             GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                                                                             -------------------------------------------------------

                                                                             -------------------------------------------------------
                                                                             SIGNATURE(S)                                DATE


                           * FOLD AND DETACH HERE *

   SHAREOWNERS                                                               THE DELIGHTFUL HISTORY OF CAMPBELL SOUP COMPANY
   SAVE $15!                                                                 "America's Favorite Food, The Story of Campbell Soup
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                                                                             This brilliantly illustrated volume presents a
                                                                             fascinating narrative history of the evolution,
                                                                             development and impact of this remarkable,
                                                                             worldwide food firm. Author Doug Collins also
                                                                             traces the impact advertising and promotion have played
                                [PHOTO]                                      over the past 125 years -- the debut of the Campbell
                              [FIGURE 3]                                     Kids(R) in 1904, the "M'm! M'm! Good!"(R) slogan,
                                                                             the instantly recognizable Red-and-White soup can and
                                                                             more.

                                                                             As a charming chapter in the record of the world's
                                                                             eating habits, as compelling business history and as an
                                                                             American success story, this book offers rich and
                                                                             interesting fare. It will be loved by all... from the
                                                                             avid memorabilia collector, to students of history,
                                                                             to anyone who has enjoyed a bowl of America's
                                                                             Favorite Food -- Campbell's Soup.

                                                                             To receive "America's Favorite Food, The Story of
                                                                             Campbell Soup Company," send a check or money order
                                                                             for $24.99 for each copy (includes shipping and
                                                                             handling), payable to Campbell Soup.
* 216-PAGE DELUXE    * PUBLISHED BY        * WRITTEN BY DOUG COLLINS,        Mail to:
  HARDCOVER COFFEE     HARRY N. ABRAMS,      FOREWARD BY NATHALIE DUPREE.         Campbell History Book
  TABLE-SIZED BOOK.    INC., THE WORLD'S   * SPECIAL 12-PAGE GALLERY              P.O. Box 7867, Dept. AR
* MORE THAN 240        FOREMOST              OF ANDY WARHOL IMAGES OF             Monticello, MN  55563-7867
  COLOR AND B&W        PUBLISHER OF ART      CAMPBELL'S(R) SOUPS.            Name ______________________________________________
  PHOTOS AND           AND ILLUSTRATED                                                           (PLEASE PRINT)
  ILLUSTRATIONS.       BOOKS.                                                Address ___________________________________________
                                                                                                 (NO P.O. BOXES)
                                                                             City _________________State_______________Zip______
                                                                             Offer Expires 5/31/95. Good while supplies last and
                                                                             only good in USA, Puerto Rico and U.S. military
                                                                             installations. Please allow 8 weeks for handling.
                                                                             Void where taxed, restricted or prohibited by law.
                                                                             Offerer reserves right to limit quantities.
                                                                                        [CAMPBELL SOUP COMPANY LOGO]

                                EDGAR APPENDIX

FIGURE 1

        In the printed version of the Proxy Statement on page 13, there is a line graph representing the figures in the table below it.



FIGURE 2

        On the back cover of the printed version of the Proxy Statement is a map showing directions to the Pavilion Theater in Cherry Hill, New Jersey.



FIGURE 3

        On the printed version of the Proxy Card is a photograph of some Campbell Soup cook books and logos.